UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06500

Name of Fund: BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield New York Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2011

Date of reporting period: 07/31/2011

Item 1 – Report to Stockholders

July 31, 2011

   Annual Report

     BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

     BlackRock MuniYield California Quality Fund, Inc. (MCA)

     BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

     BlackRock MuniYield New York Quality Fund, Inc. (MYN)

     BlackRock MuniYield Quality Fund III, Inc. (MYI)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	ANNUAL REPORT	JULY 31, 2011

Dear Shareholder

Financial markets have been extremely volatile in the wake of the Standard & Poor’s downgrade of US Treasury debt. While the August 5 announcement was the catalyst for the market turmoil, weaker-than-expected economic data and Europe’s deepening financial crisis further compounded investor uncertainty as the future direction of the global economy became increasingly questionable. Although markets remain highly volatile and conditions are highly uncertain, BlackRock remains focused on finding opportunities in this environment.

The pages that follow reflect your mutual fund’s reporting period ended July 31, 2011. Accordingly, the below discussion is intended to provide you with additional perspective on the performance of your investments during that period.

During the summer of 2010, investors were in “risk-off” mode as the global economy was sputtering and the sovereign debt crisis was spreading across Europe. But markets were revived toward the end of the summer on positive economic news and robust corporate earnings. The global economy had finally gained traction and fear turned to optimism with the anticipation of a second round of quantitative easing (“QE2”) from the US Federal Reserve (the “Fed”). Stock markets rallied even though the European debt crisis continued and inflationary pressures loomed over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North Africa region and as prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted over US debt and deficit issues. Equities quickly rebounded as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis continued to escalate. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt. This development rekindled fears about the broader debt crisis and its further contagion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed. Higher oil prices and supply chain disruptions finally showed up in economic data. In the final month of the reporting period, the prolonged debt ceiling debate in Washington, DC led to a loss of confidence in policymakers. Stocks generally declined from May through the end of the period, but 6- and 12-month returns through the end of July remained in positive territory. In bond markets, yields were volatile but generally moved lower for the period as a whole (pushing prices up). Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Although markets remain highly volatile and conditions are highly uncertain, BlackRock remains focused on finding opportunities in this environment.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of July 31, 2011

	6-month	12-month
US large cap equities	1.46%	19.65%
(S&P 500® Index)
US small cap equities	2.63	23.92
(Russell 2000® Index)
International equities	0.93	17.17
(MSCI Europe, Australasia,
Far East Index)
Emerging market	3.23	17.45
equities (MSCI Emerging
Markets Index)
3-month Treasury	0.07	0.14
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)
US Treasury securities	6.93	4.53
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	4.23	4.44
bonds (Barclays
Capital US Aggregate
Bond Index)
Tax-exempt municipal	6.27	3.24
bonds (Barclays Capital
Municipal Bond Index)
US high yield bonds	3.90	12.89
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended July 31, 2011

At the outset of the 12-month period, investor concerns were focused on the possibility of deflation and a double-dip in the US economy thus leading to a flatter municipal yield curve at that time as compared to July 31, 2011. From July through September 2010, rates moved lower (and prices higher) across the curve, reaching historic lows in August when the yield on 5-year issues touched 1.06%, the 10-year reached 2.18%, and the 30-year closed at 3.67%. However, the market took a turn in October amid a “perfect storm” of events that ultimately resulted in the worst quarterly performance for municipals since the Fed tightening cycle of 1994. Treasury yields lost support due to concerns over the US deficit and municipal valuations suffered a quick and severe setback as it became evident that the Build America Bond (“BAB”) program would expire at the end of 2010. The BAB program opened the taxable market to municipal issuers, which had successfully alleviated supply pressure in the traditional tax-exempt marketplace, bringing down yields in that space.

Towards the end of the fourth quarter 2010, news about municipal finance troubles mounted and damaged confidence among retail investors. From mid-November through year end, weekly outflows from municipal mutual funds averaged over $2.5 billion. Political uncertainty surrounding the midterm elections and tax policies along with the expiration of the BAB program exacerbated the situation. These conditions combined with seasonal illiquidity sapped willful market participation from the trading community. December brought declining demand with no comparable reduction in supply as issuers rushed their deals to market before the BAB program was retired. This supply-demand imbalance led to wider quality spreads and higher yields.

Demand is usually strong at the beginning of a new year, but retail investors continued to move away from municipal mutual funds in 2011. From mid-November, outflows persisted for 29 consecutive weeks, totaling $35.1 billion before the trend finally broke in June. Weak demand has been counterbalanced by lower supply in 2011. According to Thomson Reuters, year-to-date through July, new issuance was down 40% compared to the same period last year. Issuers have been reluctant to bring new deals to the market due to higher interest rates, fiscal policy changes and a reduced need for municipal borrowing. In this positive technical environment, the S&P/Investortools Main Municipal Bond Index gained 4.22% for the second quarter of 2011, its best second-quarter performance since 1992, and municipals outperformed most other fixed income asset classes for the quarter.

Municipals displayed an impressive degree of resiliency throughout the month of July as Moody’s Investors Service signaled that its potential downgrade of US government debt could also result in downgrades of a number of triple A-rated states and nearly 200 local general obligation issues. July also brought weaker US economic data. The housing market remained sluggish, fewer jobs were created and consumer confidence declined. US Treasury yields moved lower, dragging municipal yields down, which pushed bond prices up.

Overall, the municipal yield curve steepened during the period from July 31, 2010 to July 31, 2011. As measured by Thomson Municipal Market Data, yields on AAA quality-rated 30-year municipals rose 38 basis points (“bps”) to 4.35%, while yields for 5-year maturities rallied by 13 bps to 1.16%, and 10-year maturities increased by 10 bps to 2.67%. With the exception of the 2- to 5-year range, the yield spread between maturities increased over the past year, with the greatest increase seen in the 5- to 30-year range, where the spread widened by 51 bps, while overall the slope between 2- and 30-year maturities increased by 35 bps to 3.95%.

The fundamental picture for municipalities is improving as most states began their new fiscal year with a balanced budget. Austerity is the general theme across the country, while a small number of states continue to rely on the “kick the can” approach, using aggressive revenue projections and accounting gimmicks to close their shortfalls. As long as economic growth stays positive, tax receipts for states should continue to rise and lead to better credit fundamentals. BlackRock maintains a constructive view of the municipal market, recognizing that careful credit research and security selection remain imperative amid uncertainty in the economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2011

Fund Summary as of July 31, 2011	BlackRock MuniHoldings Quality Fund II, Inc.

Fund Overview

Effective November 9, 2010, BlackRock MuniHoldings Insured Fund II, Inc. changed its name to BlackRock MuniHoldings Quality Fund II, Inc.

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

Effective November 9, 2010, the Fund’s investment policy was changed by the removal of the insurance investment policy that required at least 80% of Fund assets to be invested in insured municipal securities. Accordingly, the Fund was moved from the Lipper Insured Municipal Debt Funds (Leveraged) category into the Lipper General Municipal Debt Funds (Leveraged) category. During the period, Lipper combined these categories into one Lipper General & Insured Municipal Debt Funds (Leveraged) category. For the 12 months ended July 31, 2011, the Fund returned (6.38)% based on market price and 3.19% based on net asset value (“NAV”). For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (2.24)% based on market price and 4.19% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s holdings in spread sectors, including housing and health care bonds, enhanced performance as these sectors provided a relatively high degree of incremental income in the low interest rate environment. In addition, the Fund’s holdings of premium coupon bonds (6% or higher) and shorter-duration bonds (bonds with lower sensitivity to interest rate movements) performed well as long-term interest rates climbed toward the end of 2010 and into the early part of 2011. Conversely, the Fund’s exposure to bonds with longer duration (greater sensitivity to interest rate movements) and bonds with longer-dated maturities detracted from performance as the municipal yield curve steepened over the 12-month period. The surprise non-extension of the BAB program at the end of 2010 put additional upward pressure on the long end of the yield curve, where most of the BAB supply was issued.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of July 31, 2011 ($12.46)[1]	7.08%
Tax Equivalent Yield[2]	10.89%
Current Monthly Distribution per Common Share[3]	$0.0735
Current Annualized Distribution per Common Share[3]	$0.8820
Leverage as of July 31, 2011[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Auction Market Preferred Shares (“AMPS”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/11	7/31/10	Change	High	Low
Market Price	$12.46	$14.26	(12.62)%	$14.63	$10.87
Net Asset Value	$13.07	$13.57	(3.68)%	$14.04	$11.62

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/11	7/31/10
County/City/Special District/School District	26%	28%
Utilities	23	23
Transportation	19	23
Health	9	9
Corporate	9	1
State	9	11
Housing	2	5
Education	2	—
Tobacco	1	—

Credit Quality Allocations[5]

	7/31/11	7/31/10
AAA/Aaa	16%	54%
AA/Aa	62	24
A	18	20
BBB/Baa	3	1
BB/Ba	1	—
Not Rated	—	1 [6]

[5]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2010, the market value of these securities was $3,925,265, representing 1% of the Fund’s long-term investments.

ANNUAL REPORT	JULY 31, 2011	5

Fund Summary as of July 31, 2011	BlackRock MuniYield California Quality Fund, Inc.

Fund Overview

Effective November 9, 2010, BlackRock MuniYield California Insured Fund, Inc. changed its name to BlackRock MuniYield California Quality Fund, Inc.

BlackRock MuniYield California Quality Fund, Inc.’s (MCA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

Effective November 9, 2010, the Fund’s investment policy was changed by the removal of the insurance investment policy that required at least 80% of Fund assets to be invested in insured municipal securities. Accordingly, the Fund was moved from the Lipper Single-State Insured Municipal Debt Funds category into the Lipper California Municipal Debt Funds category. For the 12 months ended July 31, 2011, the Fund returned (1.01)% based on market price and 4.21% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of (1.84)% based on market price and 3.16% based on NAV, while the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of (1.22)% based on market price and 3.22% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s slightly long duration posture benefited performance as bonds with longer maturities experienced the greatest price appreciation as the yield curve flattened amid the investor flight-to-quality in the latter half of the period. Increased exposure to inverse floating rate instruments (tender option bonds) while the municipal yield curve was historically steep boosted the Fund’s income accrual. Holdings of higher quality essential service revenue bonds had a positive impact on performance as investors favored these securities versus general obligation bonds and school district credits, which lagged due to budget concerns in California. Additionally, the Fund benefited from holding insured credits with relatively strong underlying issuers when monoline insurance company policies were losing their value to the retail marketplace. Conversely, some widening of credit spreads, especially among California school district and health care issues, had a negative impact on returns. In addition, the Fund’s cash reserves detracted as cash underperformed longer maturity coupon bonds as yields fell and spreads tightened. The Fund held short-call, high-coupon bonds, which have good defensive characteristics, but proved a drag on returns when rates fell.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MCA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2011 ($13.00)[1]	6.78%
Tax Equivalent Yield[2]	10.43%
Current Monthly Distribution per Common Share[3]	$0.0735
Current Annualized Distribution per Common Share[3]	$0.8820
Leverage as of July 31, 2011[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Variable Rate Demand Preferred Shares (“VRDP Shares”) and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/11	7/31/10	Change	High	Low
Market Price	$13.00	$14.02	(7.28)%	$14.70	$11.83
Net Asset Value	$14.31	$14.66	(2.39)%	$15.22	$12.62

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/11	7/31/10
County/City/Special District/School District	45%	55%
Utilities	28	22
Education	10	7
Transportation	8	11
Health	4	2
Corporate	4	1
State	1	2

Credit Quality Allocations[5]

	7/31/11	7/31/10
AAA/Aaa	11%	57%
AA/Aa	79	29
A	10	14

[5]	Using the higher of S&P’s or Moody’s ratings.

6	ANNUAL REPORT	JULY 31, 2011

Fund Summary as of July 31, 2011	BlackRock MuniYield Michigan Quality Fund II, Inc.

Fund Overview

Effective November 9, 2010, BlackRock MuniYield Michigan Insured Fund II, Inc. changed its name to BlackRock MuniYield Michigan Quality Fund II, Inc.

BlackRock MuniYield Michigan Quality Fund II, Inc.’s (MYM) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

Effective November 9, 2010, the Fund’s investment policy was changed by the removal of the insurance investment policy that required at least 80% of Fund assets to be invested in insured municipal securities. Accordingly, the Fund was moved from the Lipper Single-State Insured Municipal Debt Funds category into the Lipper Michigan Municipal Debt Funds category. For the 12 months ended July 31, 2011, the Fund returned (3.89)% based on market price and 4.74% based on NAV. For the same period, the closed-end Lipper Michigan Municipal Debt Funds category posted an average return of 0.18% based on market price and 4.12% based on NAV, while the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of (1.22)% based on market price and 3.22% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s slightly long duration posture benefited performance as bonds with longer maturities experienced the greatest price appreciation as the yield curve flattened amid the investor flight-to-quality in the latter half of the period. Exposure to inverse floating rate instruments (tender option bonds) while the municipal yield curve was historically steep boosted the Fund’s income accrual. The Fund’s holdings of higher quality essential service revenue bonds also had a positive impact on performance. Conversely, some widening of credit spreads, especially among Michigan and health care issues, had a negative impact on returns. In addition, the Fund’s cash reserves detracted as cash underperformed longer maturity coupon bonds as yields fell and spreads tightened.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYM
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2011 ($12.28)[1]	6.99%
Tax Equivalent Yield[2]	10.75%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Leverage as of July 31, 2011[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/11	7/31/10	Change	High	Low
Market Price	$12.28	$13.67	(10.17)%	$13.95	$11.01
Net Asset Value	$13.53	$13.82	(2.10)%	$14.25	$12.23

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/11	7/31/10
County/City/Special District/School District	23%	26%
Utilities	17	12
Health	14	15
State	11	13
Corporate	11	12
Transportation	11	12
Education	9	8
Housing	4	2

Credit Quality Allocations[5]

	7/31/11	7/31/10
AAA/Aaa	2%	40%
AA/Aa	69	27
A	24	28
BBB/Baa	3	2
Not Rated[6]	2	3

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2011 and July 31, 2010, the market value of these securities was $5,295,911 and $4,382,645, each representing 2%, respectively, of the Fund’s long-term investments.

ANNUAL REPORT	JULY 31, 2011	7

Fund Summary as of July 31, 2011	BlackRock MuniYield New York Quality Fund, Inc.

Fund Overview

Effective November 9, 2010, BlackRock MuniYield New York Insured Fund, Inc. changed its name to BlackRock MuniYield New York Quality Fund, Inc.

BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

Effective November 9, 2010, the Fund’s investment policy was changed by the removal of the insurance investment policy that required at least 80% of Fund assets to be invested in insured municipal securities. Accordingly, the Fund was moved from the Lipper Single-State Insured Municipal Debt Funds category into the Lipper New York Municipal Debt Funds category. For the 12 months ended July 31, 2011, the Fund returned (0.81)% based on market price and 3.36% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of (0.55)% based on market price and 3.05% based on NAV, while the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of (1.22)% based on market price and 3.22% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Yields on the long end of the municipal yield curve were ultimately higher at the close of the period than where they started. Therefore, positive performance came mostly from the Fund’s exposure to higher-yielding sectors including housing, health care and corporate/industrial development bonds, which provided incremental income. The Fund also benefited from its exposure to lower-quality bonds, which, in addition to offering higher embedded yields, experienced some price appreciation due to spread compression during the period. The Fund was most heavily invested in tax-backed credits, where performance was moderately positive during the period. Low exposure to the short end of the yield curve and high-quality pre-refunded bonds proved beneficial as performance was weak in those issues. Detracting from performance was the Fund’s allocation to Puerto Rico credits, which underperformed New York issues during the period. Low exposure to tobacco, the strongest performing sector, was a disadvantage. The Fund’s holdings of higher education bonds hindered returns; however, we increased exposure to the sector despite its recent underperformance as these holdings help diversify the portfolio and we believe they will benefit the Fund during periods of scarce new-issue supply. For most of the period, the Fund maintained a slightly long duration bias and exposure to the long end of the yield curve, which also detracted from performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2011 ($12.60)[1]	6.76%
Tax Equivalent Yield[2]	10.40%
Current Monthly Distribution per Common Share[3]	$0.071
Current Annualized Distribution per Common Share[3]	$0.852
Leverage as of July 31, 2011[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/11	7/31/10	Change		High	Low
Market Price	$12.60	$13.57	(7.15)%		$14.40	$11.60
Net Asset Value	$13.44	$13.89	(3.24	) %	$14.37	$12.11

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/11	7/31/10
Transportation	29%	31%
County/City/Special District/School District	28	29
Education	11	7
State	11	11
Utilities	8	10
Health	5	4
Corporate	4	5
Housing	3	2
Tobacco	1	1

Credit Quality Allocations[5]

	7/31/11	7/31/10
AAA/Aaa	12%	44%
AA/Aa	54	17
A	21	34
BBB/Baa	10	2
BB/Ba	2	3
Not Rated	1[6]	—

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2011, the market value of these securities was $3,909,236, representing 1% of the Fund’s long-term investments.

8	ANNUAL REPORT	JULY 31, 2011

Fund Summary as of July 31, 2011	BlackRock MuniYield Quality Fund III, Inc.

Fund Overview

Effective November 9, 2010, BlackRock MuniYield Insured Fund, Inc. changed its name to BlackRock MuniYield Quality Fund III, Inc.

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

Effective November 9, 2010, the Fund’s investment policy was changed by the removal of the insurance investment policy that required at least 80% of Fund assets to be invested in insured municipal securities. Accordingly, the Fund was moved from the Lipper Insured Municipal Debt Funds (Leveraged) category into the Lipper General Municipal Debt Funds (Leveraged) category. During the period, Lipper combined these categories into one Lipper General & Insured Municipal Debt Funds (Leveraged) category. For the 12 months ended July 31, 2011, the Fund returned (8.12)% based on market price and 3.22% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (2.24)% based on market price and 4.19% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s exposure to bonds with shorter maturities and shorter durations (lower sensitivity to interest rate movements) contributed positively to performance as yields on the short and intermediate parts of the municipal curve increased to a smaller degree than on the long end. Holdings of premium coupon bonds, which tend to be less sensitive to changes in interest rates, also had a positive impact. Conversely, the Fund’s overall long duration stance detracted from performance as interest rates increased for the period as a whole. Further, the Fund’s exposure to longer maturity bonds had a negative impact as the long end of the yield curve steepened during the period (i.e., long-term interest rates increased more than short and intermediate rates).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of July 31, 2011 ($12.17)[1]	7.10%
Tax Equivalent Yield[2]	10.92%
Current Monthly Distribution per Common Share[3]	$0.072
Current Annualized Distribution per Common Share[3]	$0.864
Leverage as of July 31, 2011[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/11	7/31/10	Change		High	Low
Market Price	$12.17	$14.17	(14.11%	)	$14.56	$11.21
Net Asset Value	$13.19	$13.67	(3.51%	)	$14.17	$11.71

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/11	7/31/10
Transportation	27%	27%
County/City/Special District/School District	24	21
Utilities	17	17
State	10	8
Education	9	8
Health	7	7
Housing	5	6
Corporate	1	6

Credit Quality Allocations[5]

	7/31/11	7/31/10
AAA/Aaa	7%	46%
AA/Aa	65	29
A	21	20
BBB/Baa	3	5
Not Rated	4[6]	—

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2011, the market value of these securities was $20,992,023, representing 1% of the Fund’s long-term investments.

ANNUAL REPORT	JULY 31, 2011	9

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Funds issue AMPS or VRDP Shares (collectively, “Preferred Shares”) which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s holders of Common Shares (“Common Shareholders”) will benefit from the incremental net income.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays dividends to Preferred Shareholders on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, the Funds are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Fund anticipates that the total economic leverage from Preferred Shares and/or TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of July 31, 2011, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Leverage
MUE	40%
MCA	41%
MYM	37%
MYN	38%
MYI	39%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

10	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments July 31, 2011	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.0%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$5,225	$5,590,071
County of Jefferson Alabama, RB, Series A, 5.50%, 1/01/22	3,580	3,242,513
		8,832,584
Arizona — 0.4%
State of Arizona, COP, Department of Administration, Series A (AGM), 5.25%, 10/01/28	1,175	1,229,720
Arkansas — 3.8%
Arkansas Development Finance Authority, Refunding RB, Series C (NPFGC):
5.35%, 12/01/35	9,555	9,602,011
5.35%, 12/01/11 (a)	1,560	1,602,276
		11,204,287
California — 17.5%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	5,050	5,304,924
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series B, 6.00%, 8/15/42	2,865	3,052,027
City of San Jose CA, AMT, 5.50%, 3/01/30	4,045	4,035,454
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	2,800	2,912,504
City of Vista California, COP, Refunding, Community Projects (NPFGC), 5.00%, 5/01/37	2,995	2,789,783
County of Sacramento California, RB, Senior Series A (AGC), 5.50%, 7/01/41	3,500	3,558,205
Emery Unified School District, GO, Election of 2010, Series A (AGM), 5.50%, 8/01/35	1,875	1,943,606
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	5,000	5,119,700
Election of 2008, Series C, 5.25%, 8/01/39	2,500	2,628,125
Oceanside Unified School District California, GO, Series A (AGC), 5.25%, 8/01/33	3,175	3,253,454
Port of Oakland, Refunding RB, Series M, AMT (NPFGC), 5.38%, 11/01/27	2,220	2,223,929

Municipal Bonds	Par (000)	Value
California (concluded)
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	$2,670	$2,823,632
Roseville Joint Union High School District California, GO, Election of 2004, Series A (NPFGC), 5.00%, 8/01/29	2,985	3,025,686
San Bernardino Community College District, GO, Election of 2002, Series A, 6.25%, 8/01/33	2,165	2,416,660
San Francisco City & County Airports Commission, RB, Specialty Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	1,250	1,252,475
State of California, GO, Refunding, Veterans, Series BZ, AMT (NPFGC), 5.35%, 12/01/21	10	10,008
Stockton Public Financing Authority California, RB, Redevelopment Projects, Series A (Radian), 5.25%, 9/01/34	2,430	1,705,714
Ventura County Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	3,175	3,371,786
		51,427,672
Colorado — 1.6%
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	3,300	3,660,129
Colorado Housing & Finance Authority, Refunding RB, S/F Program, Senior Series A-2, AMT, 7.50%, 4/01/31	125	128,991
Regional Transportation District, COP, Series A, 5.00%, 6/01/25	765	793,726
		4,582,846
District of Columbia — 0.9%
District of Columbia, RB, Deed Tax, Housing Production Trust Fund, Series A (NPFGC), 5.00%, 6/01/32	2,500	2,502,350
Florida — 13.1%
City of Jacksonville, RB, Series A, 5.25%, 10/01/26	2,000	2,170,540
County of Miami-Dade Florida, RB:
CAB, Sub-Series A (NPFGC), 5.00%, 10/01/37 (b)	275	44,831
Miami International Airport, Series A, AMT (AGM), 5.25%, 10/01/41	7,880	7,360,629
Miami International Airport, Series A, AMT (AGM), 5.50%, 10/01/41	6,195	6,008,283
Series A, AMT (AGM), 5.00%, 10/01/33	4,220	3,992,584

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	ACA Financial Guaranty Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
BOCES	Board of Cooperative Educational Services
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
GAB	Grant Anticipation Bonds
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDRB	Industrial Development Revenue Bonds
ISD	Independent School District
LOC	Letter of Credit
LRB	Lease Revenue Bonds
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
PSF-GTD	Public School Fund-Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RB	Revenue Bonds
SONYMA	State of New York Mortgage Agency
S/F	Single-Family
Syncora	Syncora Guarantee
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	11

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Jacksonville Port Authority, RB (AGC), 6.00%, 11/01/38	$3,625	$3,661,214
Orange County School Board, COP, Series A (AGC), 5.50%, 8/01/34	7,600	7,853,232
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	6,965	7,203,133
		38,294,446
Georgia — 2.4%
Augusta-Richmond County Georgia, RB (AGM), 5.25%, 10/01/39	2,500	2,563,600
City of Atlanta Georgia, Refunding RB, Series B, AMT, 5.00%, 1/01/29 (c)	910	916,770
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	3,425	3,462,058
		6,942,428
Idaho — 0.1%
Idaho Housing & Finance Association, RB, S/F Mortgage, Series E, AMT, 6.00%, 1/01/32	235	239,881
Illinois — 10.2%
Chicago Board of Education Illinois, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	2,080	2,164,344
Chicago Transit Authority, RB, Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	3,400	3,791,952
City of Chicago Illinois, RB, General, Third Lien:
Series A, 5.75%, 1/01/39	2,000	2,087,080
Series C (AGM), 5.25%, 1/01/35	2,035	2,069,534
City of Chicago Illinois, Refunding RB:
General, Third Lien, Series C, 6.50%, 1/01/41	9,085	9,998,133
Second Lien (NPFGC), 5.50%, 1/01/30	2,270	2,408,765
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,350	2,434,717
6.00%, 6/01/28	670	690,000
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/28	4,000	4,226,800
		29,871,325
Indiana — 3.5%
Indiana Municipal Power Agency, RB, Series A (NPFGC), 5.00%, 1/01/42	8,000	7,925,520
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,370	2,478,499
		10,404,019
Iowa — 0.6%
Iowa Finance Authority, Refunding RB, Iowa Health System (AGC), 5.25%, 2/15/29	1,710	1,774,621
Kansas — 0.5%
Sedgwick & Shawnee Counties Kansas, MRB, Series A-2, AMT (Ginnie Mae), 6.20%, 12/01/33	1,415	1,437,612
Kentucky — 0.9%
Kentucky Economic Development Finance Authority, RB, Louisville Arena, Sub-Series A-1 (AGC), 6.00%, 12/01/38	1,000	1,030,960
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	1,525	1,614,090
		2,645,050

Municipal Bonds	Par (000)	Value
Louisiana — 1.3%
Louisiana State Citizens Property Insurance Corp., RB, Series C-3 (AGC), 6.13%, 6/01/25	$3,550	$3,881,286
Michigan — 11.4%
City of Detroit Michigan, RB:
Second Lien, Series B (NPFGC), 5.50%, 7/01/29	4,170	4,226,378
Senior Lien, Series B (AGM), 7.50%, 7/01/33	3,500	4,126,605
City of Detroit Michigan, Refunding RB:
Second Lien, Series C (BHAC), 5.75%, 7/01/27	2,600	2,748,616
Second Lien, Series E (BHAC), 5.75%, 7/01/31	5,060	5,318,769
Senior Lien, Series C-1 (AGM), 7.00%, 7/01/27	4,180	4,909,285
Senior Lien, Series C-2 (BHAC), 5.25%, 7/01/29	1,860	1,913,140
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	3,420	3,469,282
Michigan State Building Authority, Refunding RB, Facilities Program, Series I (AGC):
5.25%, 10/15/24	1,440	1,562,530
5.25%, 10/15/25	750	808,050
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, Series A (Syncora), 5.50%, 6/01/30	750	737,850
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	3,115	3,596,236
		33,416,741
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,975	2,151,525
Nevada — 4.9%
Clark County Water Reclamation District, GO, Series A, 5.25%, 7/01/34	3,210	3,347,099
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	4,565	4,589,468
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	6,595	6,456,703
Nevada Housing Division, Refunding RB, S/F Mortgage, Mezzanine, Series A-2, AMT (NPFGC), 6.30%, 4/01/22	95	96,554
		14,489,824
New Jersey — 6.1%
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	11,000	11,184,030
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	3,400	3,503,224
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGC), 5.63%, 12/15/28	2,930	3,110,283
		17,797,537
New York — 4.6%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series EE, 5.25%, 6/15/40	6,930	7,247,810
Second Generation Resolution, Series EE, 5.38%, 6/15/43	3,720	3,946,139
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,300	2,389,056
		13,583,005
North Carolina — 0.3%
North Carolina HFA, RB, Home Ownership, Series 14A, AMT (AMBAC), 5.35%, 1/01/22	970	970,737

See Notes to Financial Statements.

12	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 1.0%
Delaware River Port Authority, RB, Series D (AGM), 5.00%, 1/01/40	$3,000	$3,012,150
Puerto Rico — 1.3%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	3,500	3,754,660
South Carolina — 6.3%
South Carolina State Housing Finance & Development Authority, Refunding RB, Series A-2, AMT (AGM), 6.35%, 7/01/19	640	649,299
South Carolina State Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 1/01/38	2,500	2,662,675
Series A (AMBAC), 5.00%, 1/01/42	15,000	15,226,950
		18,538,924
Texas — 20.9%
City of Austin Texas, Refunding RB, Series A (AGM):
5.00%, 11/15/28	1,795	1,903,023
5.00%, 11/15/29	2,270	2,386,996
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC), 6.00%, 11/15/35	6,700	7,456,430
Clifton Higher Education Finance Corp., Refunding RB, Baylor University, 5.25%, 3/01/32	3,120	3,305,484
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	5,965	6,200,021
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	1,000	1,107,580
Lubbock Cooper ISD Texas, GO, School Building (AGC), 5.75%, 2/15/42	1,250	1,314,700
North Texas Tollway Authority, RB:
Special Projects System, Series A, 5.50%, 9/01/41 (c)	5,480	5,815,211
System, First Tier, Series K-2 (AGC), 6.00%, 1/01/38	1,000	1,052,460
North Texas Tollway Authority, Refunding RB, (NPFGC), System, First Tier:
5.75%, 1/01/40	11,575	11,660,771
Series A, 5.13%, 1/01/28	3,425	3,497,130
Series A, 5.63%, 1/01/33	10,975	11,280,654
Series B, 5.75%, 1/01/40	1,000	1,007,410
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	3,000	3,186,270
		61,174,140
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	3,500	3,502,205
Virginia — 0.8%
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	2,195	2,462,263
Washington — 1.8%
City of Seattle Washington, Refunding RB, Series A, 5.25%, 2/01/36	2,400	2,537,952
State of Washington, GO, Various Purpose, Series B, 5.25%, 2/01/36	1,865	1,987,064
Washington Health Care Facilities Authority, Refunding RB, Providence Health, Series C (AGM), 5.25%, 10/01/33	670	686,047
		5,211,063
Total Municipal Bonds — 121.1%		355,334,901

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Alabama — 1.3%
Mobile Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	$3,750	$3,821,287
California — 3.7%
City of San Jose California, GO, Libraries, Parks, and Public Safety Project (NPFGC), 5.00%, 9/01/30	3,805	3,868,585
San Diego Community College District California, GO, Election of 2002 (AGM), 5.00%, 5/01/30	1,486	1,523,733
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	5,189	5,364,749
		10,757,067
Colorado — 3.2%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 10/01/41	9,410	9,351,940
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	1,700	1,950,161
Florida — 7.7%
City of St. Petersburg Florida, Refunding RB (NPFGC), 5.00%, 10/01/35	6,493	6,536,228
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/38	12,500	13,511,500
Lee County Housing Finance Authority, RB, Multi- County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	2,235	2,463,775
		22,511,503
Georgia — 2.2%
Augusta-Richmond County Georgia, RB (AGM) 5.25%, 10/01/34	6,290	6,481,971
Illinois — 6.4%
Chicago Illinois O’Hare International Airport, RB, Series A, 5.00%, 1/01/38	15,000	14,803,350
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	3,969	4,069,447
		18,872,797
Kentucky — 0.8%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	2,304	2,472,823
Massachusetts — 1.8%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	4,994	5,190,046
Nevada — 6.8%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	10,000	10,964,200
Series B, 5.50%, 7/01/29	8,247	8,963,496
		19,927,696
New Jersey — 1.4%
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	3,941	4,048,433
New York — 2.5%
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC), 5.25%, 10/15/27	6,751	7,257,202

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	13

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Washington — 2.6%
City of Bellevue Washington, GO, Refunding (NPFGC), 5.50%, 12/01/39	$6,883	$7,488,945
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 41.0%		120,131,871
Total Long-Term Investments (Cost — $465,672,710) — 162.1%		475,466,772

Short-Term Securities
Florida — 0.3%
Jacksonville Health Facilities Authority, Refunding RB, VRDN, Baptist Series C, (Bank of America NA LOC) 0.23%, 8/01/11 (e)	1,015	1,015,000

	Shares
Money Market — 4.5%
FFI Institutional Tax-Exempt Fund, 0.01% (f)(g)	13,223,965	13,223,965
Total Short-Term Securities (Cost — $14,238,965) — 4.8%		14,238,965
Total Investments (Cost — $479,911,675*) — 166.9%		489,705,737
Liabilities in Excess of Other Assets — (1.1)%		(3,126,475)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.2)%		(62,221,114)
AMPS, at Redemption Value — (44.6)%		(131,001,852)
Net Assets Applicable to Common Shares — 100.0%		$293,356,296

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$417,757,047
Gross unrealized appreciation	$13,726,346
Gross unrealized depreciation	(3,960,590)
Net unrealized appreciation	$9,765,756

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
National Financial Services	$916,770	$18,273
Stifel Nicolaus & Co.	$5,815,211	$9,306

(d)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(f)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2010	Net Activity	Shares Held at July 31, 2011	Income
FFI Institutional Tax-Exempt Fund	17,366,850	(4,142,885)	13,223,965	$18,387

(g)	Represents the current yield as of report date.

•	Financial futures contracts sold as of July 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
89	10-Year US Treasury Note	Chicago Board of Trade	September 2011	$10,912,065	$(274,122)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of July 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$475,466,772	—	$475,466,772
Short-Term Securities	$13,223,965	1,015,000	—	14,238,965
Total	$13,223,965	$476,481,772	—	$489,705,737

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(274,122)	—	—	$(274,122)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

14	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments July 31, 2011	BlackRock MuniYield California Quality Fund, Inc. (MCA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 95.7%
Corporate — 0.5%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	$2,435	$2,623,932
County/City/Special District/
School District — 42.5%
Arcadia Unified School District California, GO, Election of 2006, Series A (AGM), 5.00%, 8/01/37	7,925	7,981,822
Bay Area Governments Association, Refunding RB, California Redevelopment Agency Pool, Series A (AGM), 6.00%, 12/15/24	255	259,149
City & County of San Francisco California, COP, Refunding, Series A, 5.00%, 10/01/28	3,895	3,972,277
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,164,160
Fairfield-Suisun Unified School District California, GO, Election of 2002 (NPFGC), 5.50%, 8/01/28	2,500	2,615,700
Fremont Unified School District Alameda County California, GO, Series A (NPFGC), 5.50%, 8/01/26	10,755	11,194,449
Fresno Joint Powers Financing Authority California, RB, Series A (AGM), 5.75%, 6/01/26	3,295	3,309,828
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	2,000	2,173,980
Grossmont Union High School District, GO, Election of 2008, Series C, 5.50%, 8/01/33	1,855	1,995,386
Lodi Unified School District, GO, Election of 2002 (AGM), 5.00%, 8/01/29	10,260	10,359,214
Los Angeles Community Redevelopment Agency California, RB, Bunker Hill Project, Series A (AGM), 5.00%, 12/01/27	10,000	10,268,200
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Proposition A, First Tier, Senior Series A (AMBAC):
5.00%, 7/01/27	5,240	5,480,568
5.00%, 7/01/35	6,825	6,941,298
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/39	1,515	1,523,348
Los Gatos Union School District California, GO, Election of 2001, Series C (NPFGC), 5.13%, 8/01/32	1,075	1,113,797
Murrieta Valley Unified School District Public Financing Authority, Special Tax Bonds, Refunding, Series A (AGC), 5.13%, 9/01/26	8,000	8,239,520
Orange County Sanitation District, COP, Series A, 5.00%, 2/01/35	2,500	2,569,250
Orange County Water District, COP, Refunding, 5.25%, 8/15/34	9,045	9,523,661
Orchard School District California, GO, Election of 2001, Series A (AGC), 5.00%, 8/01/34	7,490	7,739,417
Oxnard Union High School District California, GO, Refunding, Series A (NPFGC), 6.20%, 8/01/30	9,645	10,280,220
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM):
5.50%, 8/01/34	2,000	2,105,540
5.63%, 8/01/39	4,500	4,746,015
Port of Oakland, Refunding RB, Series M (FGIC), 5.38%, 11/01/27	10,000	10,017,700
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 7/01/33	5,000	5,136,900
Riverside Unified School District California, GO, Series C (AGC), 5.00%, 8/01/32	2,000	2,023,560
Sacramento Area Flood Control Agency, Special Assessment Bonds, Refunding, Consolidated, Capital Assessment District, Series A (NPFGC), 5.00%, 10/01/32	4,350	4,461,099

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/
School District (concluded)
San Diego Community College District California, GO, Election of 2006 (AGM), 5.00%, 8/01/32	$7,115	$7,334,356
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/38	4,895	4,944,929
San Jose Financing Authority, RB, Convention Center Expansion & Renovation Project:
5.75%, 5/01/36	2,570	2,626,463
5.75%, 5/01/42	4,500	4,662,720
San Jose Redevelopment Agency California, Tax Allocation Bonds, Housing Set Aside Merged Area, Series E, AMT (NPFGC), 5.85%, 8/01/27	7,300	7,304,599
San Juan Unified School District, GO, Election of 2002 (AGM), 5.00%, 8/01/34	6,475	6,540,462
San Leandro Unified School District California, GO, Election of 2010, Series A, 5.75%, 8/01/41	3,000	3,173,010
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	3,740	3,763,412
5.00%, 8/01/38	5,020	4,990,533
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	5,600	6,042,400
Walnut Valley Unified School District, GO, Election of 2007, Series B, 5.75%, 8/01/41	7,680	8,122,906
West Contra Costa Unified School District California, GO, Election of 2002, Series B (AGM), 5.00%, 8/01/32	6,690	6,713,348
Westminster Redevelopment Agency California, Tax Allocation Bonds, Subordinate, Commercial Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	4,300	4,781,471
		209,196,667
Education — 10.6%
Anaheim City School District California, GO, Election of 2010 (AGM), 6.25%, 8/01/40	3,750	4,171,725
California State University, Refunding RB, Systemwide, Series C (NPFGC), 5.00%, 11/01/35	20,000	19,612,800
Gavilan Joint Community College District, GO, Election of 2004, Series D:
5.50%, 8/01/31	2,165	2,352,424
5.75%, 8/01/35	8,400	9,076,704
Riverside Community College District, GO, Election of 2004, Series C (AGM), 5.00%, 8/01/32	8,750	8,890,525
University of California, RB, Limited Project, Series D:
(AGM), 5.00%, 5/15/37	2,775	2,758,877
(NPFGC), 5.00%, 5/15/37	5,500	5,468,045
		52,331,100
Health — 7.4%
ABAG Finance Authority for Nonprofit Corps, Sharp Healthcare, Refunding RB, Series A, 6.00%, 8/01/30	2,250	2,376,450
California Health Facilities Financing Authority, RB, Providence Health Services, Series B, 5.50%, 10/01/39	3,965	4,058,970
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	2,130	2,240,803
Catholic Healthcare West, Series A, 6.00%, 7/01/39	5,500	5,764,275
Sutter Health, Series B, 6.00%, 8/15/42	7,715	8,218,635

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	15

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Health (concluded)
California Statewide Communities Development Authority, RB, Series A:
Health Facility, Memorial Health Services, 6.00%, 10/01/23	$3,685	$3,820,977
Sutter Health, 6.00%, 8/15/42	3,750	4,022,887
California Statewide Communities Development Authority, Refunding RB (BHAC):
Catholic Healthcare West, Series D, 5.50%, 7/01/31	865	892,706
Kaiser Permanente, Series A, 5.00%, 4/01/31	2,900	2,942,688
City of Newport Beach California, RB, Hoag Memorial Hospital Presbyterian, 6.00%, 12/01/40	1,820	1,973,044
		36,311,435
Housing — 0.1%
California Rural Home Mortgage Finance Authority, RB, Mortgage-Backed Securities Program, AMT (Ginnie Mae):
Series A, 6.35%, 12/01/29	80	82,609
Series B, 6.25%, 12/01/31	55	55,622
County of San Bernardino California, Refunding RB, Home Mortgage-Backed Securities, Series A-1, AMT (Ginnie Mae), 6.25%, 12/01/31	110	116,543
		254,774
State — 1.0%
California State Public Works Board, RB, Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	3,670	3,918,129
San Mateo County Community College District, GO, Election of 2005, Series B, 5.00%, 9/01/31	1,000	1,027,050
		4,945,179
Transportation — 13.3%
City of San Jose California, RB, Series A-1, AMT, 6.25%, 3/01/34	1,400	1,454,096
County of Orange California, RB, Series B, 5.75%, 7/01/34	5,000	5,332,250
County of Sacramento California, RB, AMT:
Senior-Series B (AGM), 5.25%, 7/01/33	7,500	7,503,975
Subordinated and Passenger Facility Charges/ Grant, Series C (AGC), 5.75%, 7/01/39	5,455	5,640,088
Los Angeles Department of Airports, RB, Series A, 5.25%, 5/15/29	3,760	4,001,881
Los Angeles Harbor Department, RB, Series B, 5.25%, 8/01/34	5,530	5,719,789
Port of Oakland, RB, Series K (FGIC), 5.75%, 11/01/29	11,405	11,407,281
San Francisco City & County Airports Commission, RB:
Series E, 6.00%, 5/01/39	9,650	10,378,768
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	1,000	1,001,980
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.13%, 1/01/27	985	986,064
San Francisco City & County Airports Commission, Refunding RB, Second Series 34E, AMT (AGM):
5.75%, 5/01/24	5,000	5,381,350
5.75%, 5/01/25	3,500	3,722,810
San Joaquin County Transportation Authority, RB, Limited Tax, Series A, 6.00%, 3/01/36	2,400	2,628,792
		65,159,124

Municipal Bonds	Par (000)	Value
California (concluded)
Utilities — 20.3%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	$5,000	$5,204,300
City of Los Angeles California, Refunding RB, Sub-Series A:
5.00%, 6/01/28	2,000	2,117,020
5.00%, 6/01/32	3,000	3,114,870
Contra Costa Water District, Refunding RB, Series L (AGM), 5.00%, 10/01/32	4,135	4,249,457
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	4,000	4,259,200
East Bay Municipal Utility District, RB, Series A (NPFGC), 5.00%, 6/01/37	4,000	4,105,600
East Bay Municipal Utility District, Refunding RB, Sub-Series A:
5.00%, 6/01/30	5,000	5,380,500
(AMBAC), 5.00%, 6/01/33	4,125	4,270,324
Imperial Irrigation District, Refunding RB, Electric System, Series B:
5.00%, 11/01/31	5,000	5,141,400
5.00%, 11/01/36	2,500	2,507,150
5.13%, 11/01/38	5,500	5,547,630
Los Angeles County Sanitation Districts Financing Authority, Refunding RB, Capital Project 14 (BHAC), 5.00%, 10/01/34	7,915	8,033,408
Los Angeles Department of Water & Power, RB, Power System, Series A-2, 5.25%, 7/01/32	1,260	1,316,385
Orange County Sanitation District, COP, Series B (AGM), 5.00%, 2/01/30	2,105	2,185,958
Oxnard Financing Authority, RB, Redwood Trunk Sewer & Headworks, Series A (NPFGC), 5.25%, 6/01/34	13,000	13,189,930
Sacramento County Water Financing Authority, RB, Water Agency Zones 40 & 41, Series A (FGIC), 5.00%, 6/01/26	4,000	4,202,000
Sacramento Regional County Sanitation District, RB, Sacramento Regional County Sanitation (NPFGC), 5.00%, 12/01/27	7,070	7,400,028
San Diego County Water Authority, COP, Series A (AGM), 5.00%, 5/01/31	3,000	3,053,160
San Diego Public Facilities Financing Authority, Refunding RB, Senior Series A, 5.25%, 5/15/34	1,000	1,042,770
San Francisco City & County Public Utilities Commission, RB, Sub-Series A, 5.00%, 11/01/37 (a)	10,000	10,200,400
Turlock Public Financing Authority California, RB, Series A (NPFGC), 5.00%, 9/15/33	3,000	3,022,680
		99,544,170
Total Municipal Bonds — 95.7%		470,366,381

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
California — 71.7%
Corporate — 5.6%
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC), 5.00%, 7/01/30	19,630	20,335,502
University of California, RB, Series L, 5.00%, 5/15/40	7,398	7,330,562
		27,666,064

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
California (continued)
County/City/Special District/ School District — 32.3%
Desert Community College District California, GO, Series C (AGM), 5.00%, 8/01/37	$12,150	$12,187,422
Fremont Unified School District Alameda County California, GO, Election of 2002, Series B (AGM), 5.00%, 8/01/30	15,997	16,275,400
Los Angeles Community College District California, GO:
Election of 2001, Series A (AGM), 5.00%, 8/01/32	12,000	12,300,000
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	26,438	27,070,449
Election of 2003, Series E (AGM), 5.00%, 8/01/31	7,497	7,680,687
Election of 2008, Series A, 6.00%, 8/01/33	9,596	10,690,670
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,038,850
Ohlone Community College District, GO, Series B (AGM), 5.00%, 8/01/30	19,998	20,302,060
Poway Unified School District, GO, Election of 2002, Improvement District 02, Series 1-B (AGM), 5.00%, 8/01/30	10,000	10,177,000
San Bernardino Community College District California, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	7,550	7,639,921
San Diego County Water Authority, COP, Series A (AGM), 5.00%, 5/01/30	7,350	7,500,602
San Francisco Bay Area Transit Financing Authority, Refunding RB, Series A (NPFGC), 5.00%, 7/01/34	10,497	10,676,017
San Jose Financing Authority, Refunding RB, Civic Center Project, Series B (AMBAC), 5.00%, 6/01/32	11,400	11,405,700
		158,944,778
Education — 6.3%
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 8/01/35	11,000	11,071,280
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	8,000	7,901,680
Series O, 5.75%, 5/15/34	11,190	12,100,194
		31,073,154
Utilities — 27.5%
Anaheim Public Financing Authority California, RB, Electric System Distribution Facilities, Series A (AGM), 5.00%, 10/01/31	3,568	3,576,741
City of Napa California, RB (AMBAC), 5.00%, 5/01/35	9,070	9,196,073
East Bay Municipal Utility District, RB, Sub-Series A (NPFGC), 5.00%, 6/01/35	15,000	15,293,550
East Bay Municipal Utility District, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/37	7,990	8,172,092
Los Angeles Department of Water & Power, RB, Power System:
Sub-Series A-1 (AGM), 5.00%, 7/01/31	5,007	5,103,687
Sub-Series A-1 (AGM), 5.00%, 7/01/37	13,525	13,669,427
Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	5,029	5,082,999
Sub-Series A-2 (AGM), 5.00%, 7/01/35	7,500	7,594,275
Los Angeles Department of Water & Power, Refunding RB, Power System, Sub-Series A-2 (NPFGC), 5.00%, 7/01/27	16,000	16,355,200
Metropolitan Water District of Southern California, RB:
Series A, 5.00%, 7/01/37	15,000	15,385,650
Series B-1 (NPFGC), 5.00%, 10/01/33	7,175	7,270,206
Rancho Water District Financing Authority, Refunding RB, Series A (AGM), 5.00%, 8/01/34	9,277	9,430,150

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
California (concluded)
Utilities (concluded)
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	$8,510	$8,690,242
San Diego County Water Authority, COP, Series A (AGM), 5.00%, 5/01/31	10,000	10,177,200
		134,997,492
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 71.7%		352,681,488
Total Long-Term Investments (Cost — $814,343,410) — 167.4%		823,047,869

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (c)(d)	15,276,406	15,276,406
Total Short-Term Securities (Cost — $15,276,406) — 3.1%		15,276,406
Total Investments (Cost — $829,619,816*) — 170.5%		838,324,275
Liabilities in Excess of Other Assets — (0.1)%		(477,362)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (36.5)%		(179,549,219)
VRDP Shares, at Liquidation Value — (33.9)%		(166,500,000)
Net Assets Applicable to Common Shares — 100.0%		$491,797,694

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$649,529,307
Gross unrealized appreciation	$14,456,991
Gross unrealized depreciation	(5,084,437)
Net unrealized appreciation	$9,372,554

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Bank of America Merrill Lynch	$10,200,400	$300

(b)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2010	Net Activity	Shares Held at July 31, 2011	Income
BIF California Municipal
Money Fund	39,049,939	(23,773,533)	15,276,406	$4,453

(d)	Represents the current yield as of report date.

•

For Fund compliance purposes,the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	17

Schedule of Investments (concluded)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including,but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$823,047,869	—	$823,047,869
Short-Term Securities	$15,276,406	—	—	$15,276,406
Total	$15,276,406	$823,047,869	—	$838,324,275

[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments July 31, 2011	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan — 137.0%
Corporate — 11.8%
Delta County EDC, Refunding RB, Mead Westvaco- Escanaba, Series A, 6.25%, 4/15/12 (a)	$2,420	$2,521,882
Dickinson County EDC Michigan, Refunding RB, International Paper Co. Project, Series A, 5.75%, 6/01/16	2,500	2,527,250
Michigan Strategic Fund, Refunding RB, Detroit Edison Co., Series A, AMT (NPFGC), 5.55%, 9/01/29	9,500	9,503,040
Monroe County EDC Michigan, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 9/01/22	3,805	4,733,268
		19,285,440
County/City/Special District/ School District — 33.2%
Adrian City School District Michigan, GO (AGM), 5.00%, 5/01/14 (a)	2,400	2,685,336
Allendale Public School District Michigan, GO, School Building & Site, Series A (AGM), 5.50%, 5/01/16	1,000	1,164,410
Bay City School District Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/36	1,110	1,119,724
Charter Township of Canton Michigan, GO, Capital Improvement (AGM):
5.00%, 4/01/25	1,250	1,303,012
5.00%, 4/01/26	1,250	1,298,012
5.00%, 4/01/27	500	516,660
City of Oak Park Michigan, GO, Street Improvement (NPFGC), 5.00%, 5/01/30	600	616,032
Comstock Park Public Schools, GO, School Building & Site, Series B (Q-SBLF):
5.50%, 5/01/36	450	462,618
5.50%, 5/01/41	830	851,987
County of Genesee Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/19	400	432,460
County of Genesee Michigan, GO, Water Supply System (NPFGC), 5.13%, 11/01/33	500	502,335
County of Wayne Michigan, GO, Airport Hotel, Detroit Metropolitan Airport, Series A (NPFGC), 5.00%, 12/01/30	1,180	1,106,203
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 5/01/39	2,000	2,064,760
Detroit City School District Michigan, GO, School Building & Site Improvement (FGIC):
Series A, 5.38%, 5/01/13 (a)	1,480	1,608,582
Series B, 5.00%, 5/01/28	1,900	1,868,118
Eaton Rapids Public Schools Michigan, GO, School Building & Site (AGM), 5.25%, 5/01/23	2,000	2,162,160
Gibraltar School District Michigan, GO, School Building & Site Improvement (FGIC):
5.00%, 5/01/14 (a)	3,065	3,429,398
5.00%, 5/01/28	585	595,191
Grand Blanc Community Schools Michigan, GO (NPFGC):
5.63%, 5/01/17	1,000	1,013,900
5.63%, 5/01/18	1,000	1,013,900
5.63%, 5/01/19	1,100	1,115,290
Grand Rapids Building Authority Michigan, RB, Series A (AMBAC) (a):
5.50%, 10/01/12	535	567,854
5.50%, 10/01/12	130	137,983
Gull Lake Community School District, GO, Refunding (AGM), 4.00%, 5/01/26	615	600,880
Harper Creek Community School District Michigan, GO, Refunding (AGM), 5.00%, 5/01/22	1,000	1,073,980

Municipal Bonds	Par (000)	Value
Michigan (continued)
County/City/Special District/ School District (concluded)
Harper Woods School District Michigan, GO, Refunding, Refunding, School Building & Site (FGIC), 5.00%, 5/01/34	$10	$10,073
Haslett Public School District Michigan, GO, Building & Site (NPFGC), 5.63%, 11/01/11 (a)	1,275	1,292,621
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	750	760,808
Jonesville Community Schools Michigan, GO, Refunding (NPFGC), 5.00%, 5/01/29	1,085	1,100,483
L’Anse Creuse Public Schools Michigan, GO, School Building & Site (AGM):
5.00%, 5/01/12	400	413,596
5.00%, 5/01/25	1,000	1,046,610
5.00%, 5/01/26	1,050	1,092,273
5.00%, 5/01/35	2,000	2,016,180
Lincoln Consolidated School District Michigan, GO, Refunding (NPFGC), 4.63%, 5/01/28	2,325	2,339,136
Livonia Public Schools School District Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/24	500	509,420
Ludington Area School District Michigan, GO (NPFGC), 5.25%, 5/01/23	1,440	1,540,022
Michigan State Building Authority, RB, Facilities Program, Series H (AGM), 5.00%, 10/15/26	3,000	3,158,640
New Haven Community Schools Michigan, GO, Refunding, School Building & Site (AGM), 5.00%, 5/01/23	500	524,075
New Lothrop Area Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/35	1,200	1,210,884
Pontiac Tax Increment Finance Authority Michigan, Tax Allocation Bonds, Refunding, Tax Increment Development (ACA), 5.38%, 6/01/12 (a)	640	673,325
Reed City Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/14 (a)	1,000	1,120,940
Rochester Community School District, GO (NPFGC), 5.00%, 5/01/19	265	296,426
Southfield Public Schools Michigan, GO, School Building & Site, Series B (AGM), 5.00%, 5/01/14 (a)	1,000	1,120,940
Sparta Area Schools Michigan, GO, School Building & Site (FGIC), 5.00%, 5/01/14 (a)	1,000	1,117,430
Thornapple Kellogg School District Michigan, GO, School Building & Site (NPFGC), 5.00%, 5/01/32	1,500	1,526,895
Van Dyke Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/28	750	779,558
Zeeland Public Schools Michigan, GO, School Building & Site (NPFGC), 5.00%, 5/01/29	1,230	1,248,868
		54,209,988
Education — 11.3%
Ferris State University, Refunding RB, General (AGM):
4.50%, 10/01/23	1,360	1,401,534
4.50%, 10/01/24	1,595	1,626,262
4.50%, 10/01/25	1,405	1,420,638
Fraser Public School District, GO, School Building & Site (AGM), 5.00%, 5/01/25	1,255	1,301,761
Goodrich Area School District, GO, School Building & Site (Q-SBLF):
5.50%, 5/01/32	400	420,620
5.50%, 5/01/36	800	823,664
5.50%, 5/01/41	1,000	1,032,690
Michigan Higher Education Facilities Authority, RB, Limited Obligation, Hillsdale College Project, 5.00%, 3/01/35	1,125	1,065,319

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	19

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Education (concluded)
Michigan Higher Education Facilities Authority, Refunding RB, Limited Obligation, Creative Studies (a):
5.85%, 6/01/12	$550	$575,102
5.90%, 6/01/12	1,000	1,046,060
Michigan Higher Education Student Loan Authority, RB, Student Loan, Series XVII-Q, AMT (AMBAC), 5.00%, 3/01/31	500	475,400
Michigan State University, Refunding RB, General, Series C:
5.00%, 2/15/40	3,770	3,830,169
5.00%, 2/15/44	1,000	1,012,460
Saginaw Valley State University Michigan, Refunding RB, General (FGIC), 5.00%, 7/01/24	1,450	1,468,401
Western Michigan University, Refunding RB, General, 5.25%, 11/15/40	1,000	1,001,490
		18,501,570
Health — 22.4%
Dickinson County Healthcare System, Refunding RB (ACA), 5.80%, 11/01/24	2,170	2,178,506
Flint Hospital Building Authority Michigan, Refunding RB, Hurley Medical Center (ACA):
6.00%, 7/01/20	640	636,474
Series A, 5.38%, 7/01/20	385	366,982
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	2,750	2,763,227
Kent Hospital Finance Authority Michigan, RB, Spectrum Health, Series A, 5.00%, 11/15/29	3,000	3,028,650
Michigan State Hospital Finance Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/25	2,300	2,401,384
Hospital, MidMichigan Obligation Group, Series A (AMBAC), 5.50%, 4/15/18	1,000	1,014,790
McLaren Health Care, Series C, 5.00%, 8/01/35	1,585	1,527,084
Mercy Health Services, Series R (AMBAC), 5.38%, 8/15/26 (a)	2,000	2,008,000
MidMichigan Obligation Group, Series A, 5.00%, 4/15/26	380	379,187
Trinity Health Credit, Series A, 5.00%, 12/01/26 (a)	145	172,459
Trinity Health Credit, Series A, 5.00%, 12/01/26	855	866,936
Trinity Health Credit, Series C, 5.38%, 12/01/30	1,765	1,773,348
Michigan State Hospital Finance Authority, Refunding RB:
5.38%, 12/01/12 (a)	185	197,465
5.38%, 12/01/23	1,000	1,015,600
6.25%, 12/01/28	570	622,412
6.50%, 12/01/33	1,400	1,532,062
Hospital, Crittenton, Series A, 5.63%, 3/01/27	1,300	1,302,171
Hospital, Oakwood Obligation Group, Series A, 5.00%, 7/15/21	400	411,800
Hospital, Oakwood Obligation Group, Series A, 5.00%, 7/15/25	2,470	2,434,111
Hospital, Oakwood Obligation Group, Series A, 5.00%, 7/15/37	3,340	2,987,764
Hospital, Sparrow Obligated, 5.00%, 11/15/31	1,595	1,524,357
McLaren Health Care, 5.75%, 5/15/38	1,500	1,536,240
Trinity Health Credit, Series D, 5.00%, 8/15/34	1,650	1,632,147
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit, Series A, 6.13%, 12/01/23	940	1,058,891
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,000	1,154,490
		36,526,537

Municipal Bonds	Par (000)	Value
Michigan (continued)
Housing — 6.1%
Michigan State HDA, RB:
Deaconess Tower AMT (Ginnie Mae), 5.25%, 2/20/48	$1,000	$984,930
Series A, 4.75%, 12/01/25	2,675	2,674,839
Series A, 6.00%, 10/01/45	4,280	4,155,666
Series A (NPFGC), 5.30%, 10/01/37	20	19,999
Michigan State HDA, Refunding RB, Series A, 6.05%, 10/01/41	2,000	2,049,560
		9,884,994
State — 11.1%
Michigan Municipal Bond Authority, RB, State Clean Water, 5.00%, 10/01/27	750	793,665
Michigan Municipal Bond Authority, Refunding RB, Local Government, Charter County Wayne, Series B (AGC):
5.00%, 11/01/14	1,500	1,655,580
5.00%, 11/01/15	1,000	1,117,050
5.00%, 11/01/16	500	568,445
5.38%, 11/01/24	125	135,876
Michigan State Building Authority, Refunding RB:
Series A, 5.50%, 10/15/45	750	756,345
Series I, 6.25%, 10/15/38	2,350	2,511,140
Series I (AGC), 5.25%, 10/15/24	2,000	2,170,180
Series I (AGC), 5.25%, 10/15/25	1,500	1,616,100
Series I (AGC), 5.25%, 10/15/26	400	429,464
Series II (NPFGC), 5.00%, 10/15/29	2,000	2,000,680
Michigan Strategic Fund, RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	1,000	1,014,930
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/27	3,250	3,432,520
		18,201,975
Transportation — 15.0%
State of Michigan, Refunding RB (AGM), 5.25%, 5/15/19	1,000	1,149,830
Sturgis Building Authority, RB, Sturgis Hospital Project (FGIC), 4.75%, 10/01/34	3,525	3,250,121
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (NPFGC):
5.25%, 12/01/25	4,475	4,465,737
5.25%, 12/01/26	3,700	3,653,713
5.00%, 12/01/34	5,200	4,598,568
Wayne County Airport Authority, Refunding RB, AMT (AGC):
5.75%, 12/01/26	3,060	3,135,092
5.38%, 12/01/32	4,300	4,180,030
		24,433,091
Utilities — 26.1%
City of Detroit Michigan, RB:
Second Lien, Series B (AGM), 7.00%, 7/01/36	2,000	2,295,540
Second Lien, Series B (NPFGC), 5.00%, 7/01/13 (a)	1,780	1,936,978
Second Lien, Series B (NPFGC), 5.00%, 7/01/34	2,620	2,383,729
Senior Lien, Series A (AGM), 5.00%, 7/01/25	3,460	3,462,837
Senior Lien, Series A (NPFGC), 5.00%, 7/01/34	4,600	4,359,512
City of Detroit Michigan, Refunding RB, Second Lien, Series C (AGM), 5.00%, 7/01/29	6,475	6,288,196
City of Grand Rapids Michigan, RB (FGIC), 5.00%, 1/01/34	6,900	6,976,314

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (concluded)
Utilities (concluded)
City of Grand Rapids Michigan, Refunding RB, Series A (NPFGC), 5.50%, 1/01/22	$1,500	$1,777,350
City of Port Huron Michigan, RB, Water Supply:
5.25%, 10/01/31	190	189,050
5.63%, 10/01/40	500	491,165
City of Saginaw Michigan, RB, Water Supply, Series A (AGM), 5.00%, 7/01/31	235	235,183
City of Wyoming Michigan, RB, Sewer System (NPFGC), 5.00%, 6/01/30	5,300	5,377,221
Lansing Board of Water & Light, RB, Series A:
5.00%, 7/01/31	2,600	2,679,924
5.00%, 7/01/37	1,270	1,285,812
5.50%, 7/01/41	2,000	2,119,120
Michigan Municipal Bond Authority, RB, Clean Water Revolving-Pooled, 5.00%, 10/01/27	760	829,418
		42,687,349
Total Municipal Bonds in Michigan		223,730,944

Guam — 1.1%
County/City/Special District/School District — 0.5%
Territory of Guam, RB, Section 30, Series A, 5.63%, 12/01/29	850	859,223
Utilities — 0.6%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/37	955	942,575
Total Municipal Bonds in Guam		1,801,798

Puerto Rico — 6.8%
State — 5.5%
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series M-3 (NPFGC), 6.00%, 7/01/27	1,200	1,265,844
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.26%, 8/01/43 (b)	12,500	1,556,125
CAB, Series A (NPFGC), 4.96%, 8/01/46 (b)	30,000	2,982,900
First Sub-Series C (AGM), 5.13%, 8/01/42	3,200	3,208,000
		9,012,869
Transportation — 1.3%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGC), 5.50%, 7/01/31	2,000	2,119,920
Total Municipal Bonds in Puerto Rico		11,132,789
Total Municipal Bonds — 144.9%		236,665,531

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Michigan — 10.8%
Corporate — 4.8%
Wayne State University, Refunding RB, General (AGM), 5.00%, 11/15/35	$7,790	$7,917,912
County/City/Special District/School District — 2.6%
Lakewood Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/37	3,970	4,201,689
Education — 3.4%
Portage Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/31	2,850	2,922,019
Saginaw Valley State University, Refunding RB, General (AGM), 5.00%, 7/01/31	2,500	2,570,550
		5,492,569
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 10.8%		17,612,170
Total Long-Term Investments (Cost — $253,300,016) — 155.7%		254,277,701

Short-Term Securities	Shares
BIF Michigan Municipal Money Fund, 0.00% (d)(e)	3,018,268	3,018,268
Total Short-Term Securities (Cost — $3,018,268) — 1.9%		3,018,268
Total Investments (Cost — $256,318,284*) — 157.6%		257,295,969
Other Assets Less Liabilities — 1.4%		2,315,268
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.5)%		(9,034,910)
VRDP Shares, at Liquidation Value — (53.5)%		(87,300,000)
Net Assets Applicable to Common Shares– 100.0%		$163,276,327

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$247,286,807
Gross unrealized appreciation	$7,119,560
Gross unrealized depreciation	(6,140,398)
Net unrealized appreciation	$979,162

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	21

Schedule of Investments (concluded)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

(d)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2010	Net Activity	Shares Held at July 31, 2011	Income
BIF Michigan Municipal Money Fund	605,019	2,413,249	3,018,268	—

(e)	Represents the current yield as of report date.

•

For Fund compliance purposes,the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts sold as of July 31,2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
58	10-Year US Treasury Note	Chicago Board of Trade	September 2011	$7,111,234	$(178,641)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including,but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of July 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$254,277,701	—	$254,277,701
Short-Term Securities	$3,018,268	—	—	3,018,268
Total	$3,018,268	$254,277,701	—	$257,295,969

[1]	See above Schedule of Investments for values in each sector.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(178,641)	—	—	$(178,641)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments July 31, 2011	BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 115.4%
Corporate — 5.8%
New York City Industrial Development Agency, Refunding RB, Terminal One Group Association Project, AMT, 5.50%, 1/01/24 (a)	$1,500	$1,542,525
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	3,400	3,392,350
New York State Energy Research & Development Authority, Refunding RB, Brooklyn Union Gas/Keyspan, Series A, AMT (FGIC), 4.70%, 2/01/24	4,750	4,824,147
Suffolk County Industrial Development Agency New York, RB, Keyspan, Port Jefferson, AMT, 5.25%, 6/01/27	4,625	4,614,825
Suffolk County Industrial Development Agency New York, Refunding RB, Ogden Martin System Huntington, AMT (AMBAC):
6.15%, 10/01/11	9,170	9,257,849
6.25%, 10/01/12	6,470	6,889,450
		30,521,146
County/City/Special District/ School District — 32.4%
Amherst Development Corp., RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	2,000	1,825,380
City of Buffalo New York, GO, School, Series D (NPFGC), 5.50%, 12/15/11	2,750	2,805,303
City of New York, GO, Series A-1, 5.00%, 8/01/35 (b)	1,950	2,018,309
City of New York New York, GO, Refunding, Series 02-B (AMBAC), 7.00%, 2/01/18	70	70,381
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/27	1,070	1,145,553
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/30	1,190	1,263,982
5.00%, 12/01/36	1,150	1,182,672
Duchess County Resource Recovery Agency New York, RB, Solid Waste System, Series A (NPFGC), 5.40%, 1/01/13	1,700	1,733,320
Erie County Industrial Development Agency, RB:
City of Buffalo Project (AGM), 5.75%, 5/01/20	1,900	1,979,325
School District of Buffalo Project, Series A, 5.25%, 5/01/31	800	849,496
Erie County Industrial Development Agency, Refunding RB, School District of Buffalo Project, Series A, 5.25%, 5/01/32	1,000	1,055,390
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	750	685,950
(FGIC), 5.00%, 2/15/47	5,235	4,787,931
(NPFGC), 4.50%, 2/15/47	17,525	14,794,254
New York City Industrial Development Agency, RB:
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	11,800	10,122,040
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	5,250	4,442,287
Yankee Stadium (AGC), 6.38%, 1/01/39	1,000	1,058,300
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium (AGC), 6.55%, 3/01/39 (c)	5,000	983,950
CAB, Yankee Stadium (AGC), 6.50%, 3/01/43 (c)	4,330	650,842
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/46	3,625	3,008,967
Yankee Stadium (FGIC), 5.00%, 3/01/46	9,650	8,660,682
Yankee Stadium (NPFGC), 5.00%, 3/01/36	2,750	2,555,218
New York City Transit Authority/Metropolitan Transit Authority/Triborough Bridge & Tunnel Authority, COP, Series A (AMBAC), 5.63%, 1/01/12	1,020	1,023,968

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/ School District (concluded)
New York City Transitional Finance Authority, RB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	$1,700	$1,614,235
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	6,000	6,296,580
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,500	1,579,575
Future Tax Secured, Series C (FGIC), 5.00%, 2/01/33	12,395	12,458,586
Future Tax Secured, Series E (NPFGC), 5.25%, 2/01/22	55	57,865
Future Tax Secured, Series E (NPFGC), 5.25%, 2/01/22 (d)	2,445	2,625,979
Series S-2 (AGM), 5.00%, 1/15/37	5,000	5,076,200
Series S-2 (NPFGC), 4.25%, 1/15/34	5,980	5,565,048
New York City Transitional Finance Authority, Refunding RB, Series A (FGIC), 5.00%, 11/15/26	1,000	1,037,920
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/30	1,500	1,515,465
5.00%, 11/15/35	31,600	31,553,548
5.00%, 11/15/44	14,470	14,238,191
North Country Development Authority, Refunding RB (AGM), 6.00%, 5/15/15	840	908,922
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC), 5.00%, 10/15/32	11,200	11,496,352
Saint Lawrence County Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	500	498,345
Syracuse Industrial Development Agency New York, RB, Carousel Center Project, Series A, AMT (Syncora), 5.00%, 1/01/36	3,400	2,803,436
Town of Huntington New York, GO, Refunding (AMBAC):
5.50%, 4/15/12	460	477,512
5.50%, 4/15/13	455	494,471
Town of North Hempstead New York, GO, Refunding, Series B (NPFGC):
6.40%, 4/01/13	1,745	1,911,281
6.40%, 4/01/17	555	686,252
		171,599,263
Education — 16.4%
City of Troy New York, Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	5,725	5,610,214
Madison County Industrial Development Agency New York, RB, Colgate University Project, Series A (AMBAC):
5.00%, 7/01/30	5,410	5,556,936
5.00%, 7/01/35	2,675	2,710,979
New York City Industrial Development Agency, RB, New York University Project (BHAC), 5.00%, 7/01/41	7,000	6,988,940
New York City Industrial Development Agency, Refunding RB, Nightingale-Bamford School (AMBAC), 5.25%, 1/15/18	1,275	1,338,253
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	5,500	5,852,385
New York City Trust for Cultural Resources, Refunding RB, Museum of Modern Art, Series 1A, 5.00%, 4/01/31	1,000	1,052,840
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/40	1,500	1,529,145

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	23

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
New York State Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	$2,075	$2,182,360
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,033,400
Fordham University, Series A, 5.00%, 7/01/28	325	338,673
Fordham University, Series A, 5.50%, 7/01/36	1,550	1,617,378
General Purpose, Series A, 4.50%, 3/15/35	2,000	1,957,160
Mount Sinai School of Medicine, 5.13%, 7/01/39	665	665,612
Mount Sinai School of Medicine at NYU (NPFGC), 5.00%, 7/01/35	7,100	7,050,726
New School (AGM), 5.50%, 7/01/43	6,550	6,787,896
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	4,580	5,096,532
New York University, Series A (AMBAC), 5.00%, 7/01/37	5,705	5,792,344
New York University, Series C, 5.00%, 7/01/38	2,000	2,036,220
Rockefeller University, Series A1, 5.00%, 7/01/32 (a)	2,500	2,518,950
State University Dormitory Facilities, Series A, 5.00%, 7/01/35	5,200	5,355,688
Rensselaer County Industrial Development Agency New York, RB, Polytechnic Institute, Series B (AMBAC), 5.50%, 8/01/22	1,255	1,259,204
Tompkins County Development Corp., RB, Ithaca College Project (AGM):
5.50%, 7/01/33	500	528,590
5.25%, 7/01/36	860	876,607
Trust for Cultural Resources, RB, Carnegie Hall, Series A:
4.75%, 12/01/39	3,550	3,458,055
5.00%, 12/01/39	2,150	2,161,502
Trust for Cultural Resources, Refunding RB, American Museum of Natural History, Series A (NPFGC):
5.00%, 7/01/36	4,750	4,797,357
5.00%, 7/01/44	500	503,625
		86,657,571
Health — 8.7%
Duchess County Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC):
5.50%, 4/01/30	250	257,603
5.50%, 4/01/34	490	502,372
Monroe County Industrial Development Corp., RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	4,650	4,889,010
New York City Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	2,200	2,227,412
New York City Industrial Development Agency, RB, Royal Charter, New York Presbyterian (AGM), 5.75%, 12/15/29	7,970	8,237,075
New York State Dormitory Authority, MRB, Montefiore Hospital (FGIC), 5.00%, 8/01/33	1,500	1,508,610
New York State Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	2,000	2,056,060
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	6,500	6,591,195
New York & Presbyterian Hospital (AGM), 5.25%, 2/15/31	3,000	3,083,910
New York & Presbyterian Hospital (AGM), 5.00%, 8/15/36	5,000	5,023,700
New York University Hospitals Center, Series A, 5.75%, 7/01/31	3,450	3,561,538
New York University Hospitals Center, Series A, 5.00%, 7/01/36	1,500	1,448,145

Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
New York State Dormitory Authority, RB (concluded):
New York University Hospitals Center, Series A, 6.00%, 7/01/40	$1,100	$1,132,065
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/37	2,075	2,091,745
New York State Dormitory Authority, Refunding RB, Saint Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/31	2,900	2,885,268
Oneida County Industrial Development Agency New York, RB, Civic Facility, Mohawk Valley, Series A (AGM), 5.20%, 2/01/13	720	733,716
		46,229,424
Housing — 3.7%
Monroe County Industrial Development Agency, IDRB, Southview Towers Project, AMT (SONYMA):
6.13%, 2/01/20	995	1,001,587
6.25%, 2/01/31	1,125	1,130,422
New York City Housing Development Corp., RB, AMT:
Series A-1-A, 5.00%, 11/01/30	750	717,757
Series A-1-A, 5.45%, 11/01/46	1,335	1,243,179
Series C, 5.00%, 11/01/26	1,500	1,507,875
Series C, 5.05%, 11/01/36	2,000	1,880,360
Series H-1, 4.70%, 11/01/40	1,340	1,221,410
Series H-2-A, 5.20%, 11/01/35	840	803,149
Series H-2-A, 5.35%, 5/01/41	600	561,078
New York Mortgage Agency, Refunding RB, AMT:
Homeowner Mortgage, Series 97, 5.50%, 4/01/31	945	945,123
Series 133, 4.95%, 10/01/21	520	529,428
Series 143, 4.85%, 10/01/27	1,100	1,055,835
Series 143, 4.90%, 10/01/37	980	932,764
Series 143 (NPFGC), 4.85%, 10/01/27	2,485	2,443,824
New York State HFA, RB, St. Philips Housing, Series A, AMT (Fannie Mae), 4.65%, 11/15/38	1,500	1,401,645
Yonkers Industrial Development Agency New York, RB, Monastery Manor Associates LP Project, AMT (SONYMA), 5.25%, 4/01/37	2,445	2,341,821
		19,717,257
State — 8.1%
New York State Dormitory Authority, ERB, Series C, 5.00%, 12/15/31	6,230	6,494,837
New York State Dormitory Authority, RB:
Master BOCES Program Lease (AGC), 5.00%, 8/15/28	1,750	1,844,693
Mental Health Services Facilities, Series B, 5.25%, 2/15/14 (d)	1,570	1,748,352
Mental Health Services Facilities, Series C, AMT (AGM), 5.40%, 2/15/33	6,460	6,504,897
School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	550	557,541
School Districts Financing Program, Series C (AGM), 5.00%, 10/01/37	4,050	4,096,858
School Districts Financing Program, Series E (NPFGC), 5.75%, 10/01/30	6,900	7,181,658
New York State Thruway Authority, RB:
Second General, Series B, 5.00%, 4/01/27	1,500	1,585,440
Series A (AMBAC), 5.00%, 4/01/26	4,380	4,662,641
New York State Urban Development Corp., RB (NPFGC):
Personal Income Tax, Series C-1, 5.00%, 3/15/13 (d)	3,000	3,227,460
State Personal Income Tax, State Facilities, Series A-1, 5.00%, 3/15/29	5,000	5,159,950
		43,064,327

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Tobacco — 1.4%
Tobacco Settlement Financing Corp. New York, RB, Asset-Backed:
Series A-1 (AMBAC), 5.25%, 6/01/20	$5,000	$5,323,650
Series B-1C, 5.50%, 6/01/22	1,900	2,028,687
		7,352,337
Transportation — 28.2%
Hudson Yards Infrastructure Corp., RB:
(AGC), 5.00%, 2/15/47	4,300	4,112,262
Series A (AGM), 5.00%, 2/15/47	6,840	6,541,366
Series A (NPFGC), 5.00%, 2/15/47	550	525,987
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	3,200	3,701,568
Transportation, Series D, 5.25%, 11/15/29	1,000	1,053,280
Metropolitan Transportation Authority, Refunding RB:
Series A, 5.13%, 1/01/29	3,000	3,016,650
Series A (AGM), 5.00%, 11/15/32	1,015	1,020,227
Series A (AGM), 5.75%, 11/15/32	29,300	30,452,662
Series A (NPFGC), 5.13%, 11/15/22	1,390	1,444,697
Series A (NPFGC), 5.25%, 11/15/31	2,500	2,516,575
Series B, 5.00%, 11/15/34	1,500	1,538,805
Series C (AGM), 5.13%, 7/01/12 (d)	1,640	1,714,374
Transportation, Series F (NPFGC), 5.25%, 11/15/12 (d)	6,235	6,636,783
Transportation, Series F (NPFGC), 5.00%, 11/15/31	5,000	5,017,650
New York State Thruway Authority, RB:
Series F (AMBAC), 5.00%, 1/01/30	6,000	6,112,980
Series G (AGM), 4.75%, 1/01/29	7,250	7,458,655
Series G (AGM), 4.75%, 1/01/30	9,000	9,183,510
Series G (AGM), 5.00%, 1/01/30	2,000	2,062,340
Series G (AGM), 5.00%, 1/01/32	1,030	1,054,988
Niagara Falls Bridge Commission, Refunding RB, Bridge System, Series A (AGC), 4.00%, 10/01/19	1,900	2,030,872
Niagara Frontier Transportation Authority New York, RB, Buffalo Niagara International Airport, Series B (NPFGC), 5.50%, 4/01/19	2,705	2,704,838
Port Authority of New York & New Jersey, RB, Consolidated:
116th Series, 4.13%, 9/15/32	2,700	2,605,635
124th Series, AMT (NPFGC), 5.00%, 8/01/36	500	500,000
163rd Series, 5.00%, 7/15/35	2,500	2,585,700
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, Special Project, Series 6, AMT (NPFGC):
6.25%, 12/01/11	7,175	7,255,432
6.25%, 12/01/13	4,425	4,645,719
6.25%, 12/01/14	7,380	7,827,597
5.75%, 12/01/22	10,160	10,104,018
5.75%, 12/01/25	3,500	3,403,225
Triborough Bridge & Tunnel Authority, RB:
Sub-Series A (NPFGC), 5.25%, 11/15/30	6,000	6,138,660
Subordinate Bonds (AMBAC), 5.00%, 11/15/28	2,465	2,509,715
Triborough Bridge & Tunnel Authority, Refunding RB, Series C, 5.00%, 11/15/38	2,000	2,053,960
		149,530,730
Utilities — 10.7%
Buffalo Sewer Authority New York, Refunding RB, Series F (NPFGC), 6.00%, 7/01/13	2,275	2,389,091
Long Island Power Authority, RB, Series A (AMBAC), 5.00%, 9/01/29	7,000	7,091,560
Long Island Power Authority, Refunding RB:
General, Series A (AGC), 6.00%, 5/01/33	1,500	1,656,135
General, Series B (AGM), 5.00%, 12/01/35	4,000	4,049,440
Series A (AGC), 5.75%, 4/01/39	1,015	1,089,663

Municipal Bonds	Par (000)	Value
New York (concluded)
Utilities (concluded)
New York City Municipal Water Finance Authority, RB:
Second General Resolution, Series HH, 5.00%, 6/15/32	$10,600	$11,174,096
Series B, 5.00%, 6/15/36	2,000	2,039,740
Series DD, 5.00%, 6/15/32	6,750	7,020,270
Series DD (AGM), 4.50%, 6/15/39	1,000	966,040
Series G (AGM), 5.00%, 6/15/34	4,225	4,227,451
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution, Fiscal 2011, Series BB, 5.00%, 6/15/31	1,000	1,056,450
Series A (AGM), 4.25%, 6/15/39	500	465,365
Series A (NPFGC), 5.13%, 6/15/34	1,250	1,259,375
Series D (AGM), 5.00%, 6/15/37	9,000	9,126,090
New York State Environmental Facilities Corp., RB, Revolving Funds, New York City Municipal Water, 5.00%, 6/15/36	2,100	2,179,485
New York State Environmental Facilities Corp., Refunding RB, Revolving Funds, New York City Municipal Water, Series B, 5.00%, 6/15/33	1,040	1,082,266
		56,872,517
Total Municipal Bonds in New York		611,544,572

Guam — 1.1%
Transportation — 0.8%
Guam International Airport Authority, Refunding RB, General, Series C, AMT (NPFGC):
5.25%, 10/01/21	2,240	2,243,539
5.25%, 10/01/22	2,050	2,052,460
		4,295,999
Utilities — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/37	1,380	1,362,046
Total Municipal Bonds in Guam		5,658,045

Puerto Rico — 13.2%
Housing — 0.8%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	4,000	4,074,400
State — 7.5%
Commonwealth of Puerto Rico, GO, Refunding (NPFGC):
Public Improvement, Series A, 5.50%, 7/01/20	2,000	2,164,660
Sub-Series C-7, 6.00%, 7/01/27	2,000	2,106,160
Sub-Series C-7, 6.00%, 7/01/28	4,775	5,019,958
(AMBAC), 4.67%, 7/01/35	3,900	718,770
(AMBAC), 5.02%, 7/01/43	8,000	817,360
(FGIC), 4.62%, 7/01/31	22,030	5,712,599
Puerto Rico Convention Center Authority, RB, Series A (AMBAC), 5.00%, 7/01/31	4,000	3,787,360
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGM), 5.50%, 7/01/31	2,500	2,649,900
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series M-3 (NPFGC), 6.00%, 7/01/28	2,850	3,002,988

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	25

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Puerto Rico (concluded)
State (concluded)
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
(AGM), 5.00%, 8/01/40	$2,100	$2,074,632
5.63%, 8/01/30	2,000	2,073,520
5.75%, 8/01/37	7,150	7,329,536
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC):
5.76%, 8/01/41 (c)	12,800	1,826,688
5.98%, 8/01/43 (c)	4,000	497,960
		39,782,091
Transportation — 3.8%
Puerto Rico Highway & Transportation Authority, RB:
Series G (FGIC), 5.25%, 7/01/13 (d)	655	716,963
Series G (FGIC), 5.25%, 7/01/21	345	349,226
Series Y (AGM), 6.25%, 7/01/21	6,275	7,136,369
Puerto Rico Highway & Transportation Authority, Refunding RB:
Series AA-1 (AGM), 4.95%, 7/01/26	6,190	6,261,000
Series CC (AGM), 5.50%, 7/01/29	2,500	2,686,775
Series D, 5.75%, 7/01/12 (d)	3,000	3,150,450
		20,300,783
Utilities — 1.1%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A (AGC), 5.13%, 7/01/47	1,950	1,921,862
Puerto Rico Electric Power Authority, RB, Series RR (NPFGC), 5.00%, 7/01/24	1,000	1,017,040
Puerto Rico Electric Power Authority, Refunding RB, Series VV (NPFGC), 5.25%, 7/01/30	3,000	3,021,390
		5,960,292
Total Municipal Bonds in Puerto Rico		70,117,566
Total Municipal Bonds — 129.7%		687,320,183

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New York — 28.7%
County/City/Special District/ School District — 11.4%
City of New York New York, GO:
Series J, 5.00%, 5/15/23	6,750	7,254,292
Sub-Series C-3 (AGC), 5.75%, 8/15/28	14,400	16,144,416
New York State Dormitory Authority, RB, State University Dormitory Facilities, Series A, 5.25%, 7/01/29	6,000	6,441,540
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC):
5.25%, 10/15/27	13,000	13,788,710
5.00%, 10/15/32	16,000	16,970,720
		60,599,678
Education — 1.3%
New York State Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/38	6,498	6,615,863
State — 1.6%
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	7,850	8,642,065

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (concluded)
Transportation — 13.0%
Metropolitan Transportation Authority, RB, Series A (NPFGC), 5.00%, 11/15/31	$3,901	$3,980,726
Metropolitan Transportation Authority, Refunding RB, Series A (AGM), 5.00%, 11/15/30	8,460	8,503,569
New York State Thruway Authority, RB, Series G (AGM), 5.00%, 1/01/32	16,000	16,388,160
New York State Thruway Authority, Refunding RB, Series H (AGM), 5.00%, 1/01/37	10,000	10,164,300
Port Authority of New York & New Jersey, RB, Consolidated, 155th Series, AMT (AGM), 5.13%, 7/15/30	2,500	2,549,800
Triborough Bridge & Tunnel Authority, Refunding RB (NPFGC):
5.25%, 11/15/23	7,000	7,316,890
5.00%, 11/15/32	19,677	19,815,713
		68,719,158
Utilities — 1.4%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	4,094	4,500,277
Series FF-2, 5.50%, 6/15/40	2,759	2,951,772
		7,452,049
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 28.7%		152,028,813
Total Long-Term Investments (Cost — $832,686,181) — 158.4%		839,348,996

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (f)(g)	14,521,616	14,521,616
Total Short-Term Securities (Cost — $14,521,616) — 2.7%		14,521,616
Total Investments (Cost — $847,207,797*)% — 161.1		853,870,612

Other Assets Less Liabilities — 0.5%		2,549,029

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.9)%		(78,661,402)
VRDP Shares, at Liquidation Value — (46.7)%		(247,700,000)
Net Assets Applicable to Common Shares– 100.0%		$530,058,239

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$769,048,112
Gross unrealized appreciation	$23,401,442
Gross unrealized depreciation	(17,193,746)
Net unrealized appreciation	$6,207,696

(a)	Variable rate security. Rate shown is as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup Global Markets, Inc.	$2,018,309	$4,914

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments (concluded)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2010	Net Activity	Shares Held at July 31, 2011	Income
BIF New York Municipal Money Fund	8,174,307	6,347,309	14,521,616	$12

(g)	Represents the current yield as of report date.

•

For Fund compliance purposes,the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts sold as of July 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
146	30-Year US Treasury Note	Chicago Board of Trade	September 2011	$18,186,988	$(519,262)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of July 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$839,348,996	—	$839,348,996
Short-Term Securities	$14,521,616	—	—	14,521,616
Total	$14,521,616	$839,348,996	—	$853,870,612

[1]	See above Schedule of Investments for values in each sector.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(519,262)	—	—	$(519,262)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	27

Schedule of Investments July 31, 2011	BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.4%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$3,605	$3,856,881
Alaska — 1.5%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	2,000	2,030,380
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/28	10,150	11,503,198
		13,533,578
Arizona — 1.2%
Maricopa County & Phoenix Industrial Development Authorities, Refunding RB, S/F, Series A-2, AMT (Ginnie Mae), 5.80%, 7/01/40	1,670	1,702,883
Salt River Project Agricultural Improvement & Power District, RB, 5.00%, 1/01/38	3,500	3,578,925
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	3,725	3,850,942
5.25%, 10/01/28	1,600	1,674,512
		10,807,262
California — 14.8%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.40%, 10/01/24 (a)	10,000	8,299,900
California Health Facilities Financing Authority, Refunding RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,550	1,567,593
Sutter Health, Series B, 5.88%, 8/15/31	3,200	3,418,432
California HFA, RB, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	4,530	4,600,124
California State University, RB, Systemwide, Series A:
5.50%, 11/01/39	1,525	1,560,594
(NPFGC), 5.00%, 11/01/32	9,865	9,825,836
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/37	3,545	3,508,912
California Statewide Communities Development Authority, RB (AGM):
St. Joseph Health System, Series E, 5.25%, 7/01/47	5,000	4,899,250
Sutter Health, Series D, 5.05%, 8/15/38	500	487,745
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,900	1,938,456
City of San Jose California, RB, Series A-1, AMT, 5.75%, 3/01/34	2,300	2,279,760
City of San Jose California, Refunding RB, Series A, AMT (AMBAC), 5.50%, 3/01/32	11,965	11,550,054
County of Sacramento California, RB, Senior Series A (AGM), 5.00%, 7/01/41	15,000	14,524,500
Dublin Unified School District California, GO, CAB, Election of 2004, Series D, 6.96%, 8/01/34 (b)	5,000	1,052,350
Fairfield-Suisun Unified School District California, GO, Election of 2002 (NPFGC), 5.50%, 8/01/28	5,800	6,068,424
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,200	1,230,000
Los Angeles Municipal Improvement Corp., RB, Series B1 (NPFGC), 4.75%, 8/01/37	14,000	12,055,260
Mendocino-Lake Community College District, GO, Election of 2006, Series A (NPFGC), 5.00%, 8/01/31	1,485	1,501,870
Norwalk-La Mirada Unified School District California, GO, Refunding, CAB, Election of 2002, Series E (AGC), 6.47%, 8/01/38 (b)	7,620	1,204,112
Oceanside Unified School District California, GO, Series A (AGC), 5.25%, 8/01/33	2,500	2,561,775

Municipal Bonds	Par (000)	Value
California (concluded)
Port of Oakland, RB, Series K, AMT (NPFGC), 5.75%, 11/01/29	$3,645	$3,645,729
Port of Oakland, Refunding RB, Series M (NPFGC), 5.38%, 11/01/27	8,030	8,044,213
Riverside County Public Financing Authority, Tax Allocation Bonds, Redevelopment Projects (Syncora), 5.00%, 10/01/35	10,000	7,818,700
San Bernardino Community College District, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	2,165	2,190,785
San Joaquin County Transportation Authority, RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	1,830	2,004,454
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	1,800	1,811,268
5.00%, 8/01/38	1,600	1,590,608
State of California, GO, Series 2007-2 (NPFGC), 5.50%, 4/01/30	10	10,294
Stockton Public Financing Authority California, RB, Parking & Capital Projects (NPFGC), 5.25%, 9/01/34	5,000	4,805,850
Turlock Irrigation District, Refunding RB, 5.50%, 1/01/41 (c)	2,300	2,369,782
West Valley-Mission Community College District, GO, Election of 2004, Series A (AGM), 5.00%, 8/01/30	3,600	3,663,720
		132,090,350
District of Columbia — 1.1%
Metropolitan Washington Airports Authority, RB, Series B, AMT (AMBAC), 5.00%, 10/01/32	10,000	10,015,100
Florida — 16.2%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/33	15,000	15,269,250
City of Orlando Florida, RB, Senior, 6th Cent Contract Payments, Series A (AGC), 5.25%, 11/01/38	13,850	12,937,285
Collier County School Board, COP (AGM), 5.00%, 2/15/23	5,000	5,308,200
County of Broward Florida, RB, Series A, 5.25%, 10/01/34	2,250	2,363,580
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	6,000	6,693,480
Series B-1, 5.75%, 7/01/33	3,700	3,945,162
County of Miami-Dade Florida, RB:
Miami International Airport, AMT (NPFGC), 5.38%, 10/01/25	7,500	7,594,125
Miami International Airport, AMT (NPFGC), 5.38%, 10/01/27	1,000	1,007,770
Miami International Airport, Series A, AMT (AGM), 5.50%, 10/01/41	19,020	18,446,737
Water & Sewer System (AGM), 5.00%, 10/01/39	11,700	11,827,881
County of Miami-Dade Florida, Refunding RB:
Miami International Airport, AMT (AGC), 5.00%, 10/01/40	11,000	9,910,450
Miami International Airport, Series A, (AGM), 5.00%, 7/01/35	2,800	2,809,632
Miami International Airport, Series A, AMT (AGC), 5.00%, 10/01/35	2,100	1,926,246
Series C (BHAC), 6.00%, 10/01/23	20,095	23,136,378
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,750	1,854,073
Miami-Dade County School Board, COP, Refunding RB, Series B (AGC), 5.25%, 5/01/31	1,390	1,435,328
Orange County School Board, COP, Series A (AGC), 5.50%, 8/01/34	12,000	12,399,840
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	5,135	5,188,661
		144,054,078

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Georgia — 1.7%
City of Atlanta Georgia, RB, General, Series B (AGM), 5.25%, 1/01/33	$12,500	$12,644,375
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	2,275	2,299,615
		14,943,990
Illinois — 17.6%
Chicago Board of Education Illinois, GO, Refunding, CAB, School Reform, Series A (NPFGC), 5.39%, 12/01/22 (b)	7,430	4,072,309
Chicago Park District, GO, Harbor Facilities, Series C, 5.25%, 1/01/40	1,505	1,539,750
City of Chicago Illinois, ARB, General, Third Lien, Series B-2, AMT (NPFGC):
5.25%, 1/01/27	10,000	10,024,300
6.00%, 1/01/27	26,230	26,796,306
City of Chicago Illinois, GO, CAB, City Colleges (NPFGC) (b):
5.57%, 1/01/29	5,000	1,764,100
5.70%, 1/01/33	7,950	2,027,965
City of Chicago Illinois, GO, Refunding, Series B (AGM), 5.00%, 1/01/24	5,000	5,150,400
City of Chicago Illinois, RB, O’Hare International Airport, General Third Lien, Series A, 5.75%, 1/01/39	9,000	9,391,860
City of Chicago Illinois, Refunding ARB, O’Hare International Airport, General Third Lien, Series C-2, AMT (AGM), 5.25%, 1/01/30	16,400	16,076,920
County of Cook Illinois, GO, Refunding, Series A, 5.25%, 11/15/33	3,700	3,843,079
Illinois Finance Authority, RB, Series A, 5.75%, 8/15/34	8,700	8,568,717
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	5,250	5,604,847
Illinois Municipal Electric Agency, RB, Series A (NPFGC):
5.00%, 2/01/35	21,200	21,230,316
5.25%, 2/01/35	15,000	15,178,500
Illinois State Toll Highway Authority, RB, Series B:
5.50%, 1/01/33	4,000	4,130,720
(BHAC), 5.50%, 1/01/33	2,000	2,095,640
Kane, Kendall, Etc. Counties Community College District No. 516 Illinois, GO, CAB, Series E (NPFGC), 5.21%, 12/15/25 (b)	8,750	3,972,150
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC) (b):
5.75%, 6/15/32	14,000	4,062,380
6.00%, 12/15/34	10,000	2,410,200
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM) (b):
5.83%, 6/15/27	3,575	1,485,091
6.25%, 6/15/44	9,430	1,180,919
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	1,700	1,750,745
Regional Transportation Authority, RB, Series C (NPFGC), 7.75%, 6/01/20	1,000	1,229,420
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	3,500	3,551,625
		157,138,259

Municipal Bonds	Par (000)	Value
Indiana — 3.1%
City of Indianapolis Indiana, Refunding RB, Second Lien, Series B (AGC), 5.25%, 8/15/27	$5,000	$5,261,100
Indiana Municipal Power Agency, RB:
Series A (NPFGC), 5.00%, 1/01/37	4,750	4,752,042
Series B, 5.75%, 1/01/34	1,050	1,071,546
Series B, 6.00%, 1/01/39	5,000	5,306,650
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	2,900	3,053,555
(AGC), 5.25%, 1/01/29	1,350	1,428,948
(AGC), 5.50%, 1/01/38	6,800	7,111,304
		27,985,145
Iowa — 1.5%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	12,650	13,083,389
Kentucky — 1.6%
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/28	4,000	4,270,640
Louisville & Jefferson County Metropolitan Sewer District Kentucky, RB, Series A (NPFGC), 5.25%, 5/15/37	10,000	10,256,600
		14,527,240
Louisiana — 0.8%
New Orleans Aviation Board Louisiana, RB, New Orleans Aviation, Series A, AMT (AGM), 5.25%, 1/01/32	6,855	6,902,985
Massachusetts — 4.6%
Massachusetts HFA, RB:
S/F Housing, Series 128, AMT (AGM), 4.88%, 12/01/38 (d)	8,460	8,096,305
Series B, 7.00%, 12/01/38	3,440	3,782,658
Massachusetts HFA, Refunding RB:
Housing Development, Series B (NPFGC), 5.40%, 12/01/28	1,835	1,834,963
Rental Housing, Series A, AMT (AGM), 5.15%, 7/01/26	15,490	15,601,993
Series C, AMT, 5.35%, 12/01/42	3,100	3,017,106
Massachusetts Port Authority, Refunding RB, BOSFUEL Project, AMT (NPFGC), 5.00%, 7/01/38	9,925	9,037,506
		41,370,531
Michigan — 9.1%
City of Detroit Michigan, RB, Series B (AGM):
Second Lien, 6.25%, 7/01/36	1,075	1,170,761
Second Lien, 7.00%, 7/01/36	500	573,885
Senior Lien, 7.50%, 7/01/33	1,800	2,122,254
City of Detroit Michigan, Refunding RB:
Senior Lien, Series C-1 (AGM), 7.00%, 7/01/27	1,500	1,761,705
Senior Lien, Series D (AGM), 5.00%, 7/01/23	9,085	9,187,297
Series C (NPFGC), 5.00%, 7/01/22	4,540	4,602,697
Series D (NPFGC), 5.00%, 7/01/33	5,000	4,732,300
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	1,160	1,165,580
Lansing Board of Water & Light Utilities, RB, Series A, 5.50%, 7/01/41	3,185	3,374,699
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/38	3,125	3,339,281
Series I (AGC), 5.25%, 10/15/24	1,750	1,898,908
Series I (AGC), 5.25%, 10/15/25	3,250	3,501,550
Series I-A, 5.38%, 10/15/36	3,075	3,097,570
Series I-A, 5.38%, 10/15/41	1,900	1,913,946
Series II-A (AGM), 5.25%, 10/15/36	8,040	8,108,903

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	29

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (concluded)
Michigan State HDA, RB, Series C, AMT, 5.50%, 12/01/28	$2,900	$2,911,861
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, Series A, AMT (Syncora), 5.50%, 6/01/30	5,000	4,919,000
State of Michigan, RB, GAB (AGM):
5.25%, 9/15/22	10,000	10,907,700
5.25%, 9/15/26	6,650	7,052,990
Wayne County Airport Authority, Refunding RB, AMT (AGC), 5.38%, 12/01/32	5,000	4,860,500
		81,203,387
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	5,500	5,991,590
Missouri — 0.0%
Missouri Housing Development Commission, RB, S/F Homeowner Loan, Series C-1, AMT (Ginnie Mae), 7.15%, 3/01/32	55	56,598
Nevada — 4.0%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	2,250	2,442,443
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	5,170	5,197,711
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/30	20,000	20,096,200
Las Vegas Convention & Visitors Authority, RB (AMBAC), 5.00%, 7/01/37	8,500	7,994,335
		35,730,689
New Jersey — 5.0%
New Jersey EDA, RB, Cigarette Tax, 5.75%, 6/15/34	4,000	3,818,760
New Jersey EDA, Refunding RB, School Facilities Construction, Series N-1:
(AMBAC), 5.50%, 9/01/24	10,000	11,032,800
(NPFGC), 5.50%, 9/01/28	1,685	1,835,841
New Jersey Higher Education Student Assistance Authority, RB, Series 1, AMT:
5.50%, 12/01/25	1,250	1,284,638
5.50%, 12/01/26	1,800	1,835,406
5.75%, 12/01/28	200	204,836
5.88%, 12/01/33	6,475	6,556,973
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (AGC), 5.72%, 12/15/25 (b)	15,735	7,093,181
Series A, 5.25%, 6/15/30	6,150	6,394,770
Series A (NPFGC), 5.75%, 6/15/25	4,250	4,821,965
		44,879,170
New York — 2.5%
City of New York New York, GO, Series J, 5.25%, 5/15/24	10,000	10,773,400
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/34	7,250	7,752,425
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,409,997
		21,935,822
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	6,175	5,249,182

Municipal Bonds	Par (000)	Value
Ohio — 0.7%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	$3,000	$3,335,400
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	2,450	2,407,003
		5,742,403
Pennsylvania — 2.9%
Pennsylvania Turnpike Commission, RB:
Series A (AMBAC), 5.50%, 12/01/31	15,600	16,241,940
Sub-Series C (AGC), 6.25%, 6/01/38	5,695	6,298,613
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	2,575	2,868,756
		25,409,309
Puerto Rico — 2.3%
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series M-3 (NPFGC):
6.00%, 7/01/27	3,720	3,924,116
6.00%, 7/01/28	2,750	2,897,620
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	10,195	10,936,788
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.69%, 8/01/41 (b)	7,500	1,070,325
First Sub-Series C, 6.00%, 8/01/39	1,180	1,238,540
		20,067,389
South Carolina — 0.6%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC), 5.25%, 12/01/30	1,160	1,205,925
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	3,600	3,750,408
South Carolina State Housing Finance & Development Authority, Refunding RB, Series A-2, AMT (AGM), 6.35%, 7/01/19	340	344,940
		5,301,273
Tennessee — 0.2%
Tennessee Housing Development Agency, Refunding RB, Homeownership Program, Series A, AMT (AGM), 5.35%, 1/01/26	1,415	1,415,354
Texas — 14.2%
City of Houston Texas, RB, Combined, First Lien, Series A (AGM), 5.00%, 11/15/36	10,000	10,139,400
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC):
6.00%, 11/15/35	5,700	6,343,530
5.38%, 11/15/38	3,650	3,840,603
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, Joint Series A, AMT (NPFGC), 5.63%, 11/01/26	15,000	15,037,200
Dallas ISD, GO, School Building (PSF-GTD), 6.38%, 2/15/34	10,000	11,726,200
Grand Prairie ISD Texas, GO, Refunding, CAB, 6.59%, 8/15/28 (b)	10,000	3,688,100
Harris County Hospital District, RB, Senior Lien, Series A (NPFGC), 5.25%, 2/15/37	6,500	6,552,650
Harris County-Houston Sports Authority, Refunding RB, Senior Lien, Series G (NPFGC), 5.25%, 11/15/30	5,000	4,412,400
Judson ISD Texas, GO, School Building (AGC), 5.00%, 2/01/37	10,000	10,134,300
North Texas Tollway Authority, Refunding RB, First Tier:
Series A, 6.00%, 1/01/28	6,275	6,764,575
System, Series A (NPFGC), 5.13%, 1/01/28	21,750	22,208,055
System, Series B (NPFGC), 5.75%, 1/01/40	10,000	10,074,100

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
Texas Department of Housing & Community Affairs, MRB, Series A, AMT (NPFGC), 5.45%, 9/01/23	$3,880	$3,899,206
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC):
5.50%, 8/15/39	5,500	5,460,950
5.00%, 8/15/42	6,900	6,312,534
		126,593,803
Utah — 2.0%
Utah Transit Authority, Refunding RB, CAB, Sub-Series A (b):
(AGC), 5.42%, 6/15/20	15,395	10,574,826
(NPFGC), 5.22%, 6/15/24	13,930	7,516,210
		18,091,036
Vermont — 0.3%
Vermont HFA, HRB, Series 12B, AMT (AGM), 6.30%, 11/01/19	275	280,715
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38	2,385	2,431,865
		2,712,580
Washington — 3.2%
Chelan County Public Utility District No. 1, RB, Chelan Hydro System, Series A, AMT (AMBAC), 5.45%, 7/01/37	3,030	3,030,667
Radford Court Properties Washington, RB (NPFGC), 5.75%, 6/01/32	10,000	10,004,400
Washington Health Care Facilities Authority, RB, Series A:
Providence Health & Services, 5.00%, 10/01/39	1,125	1,109,857
Providence Health & Services, 5.25%, 10/01/39	2,725	2,755,057
Providence Health System (NPFGC), 5.25%, 10/01/21	5,575	5,623,335
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	5,400	5,835,672
		28,358,988
Wisconsin — 1.2%
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/33	3,745	3,780,166
Froedtert & Community Health, Inc., 5.25%, 4/01/39	3,500	3,512,880
SynergyHealth, Inc., 6.00%, 11/15/32	3,395	3,449,320
		10,742,366
Total Municipal Bonds — 115.6%		1,029,789,727

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 1.2%
Arizona School Facilities Board, COP (AGC), 5.13%, 9/01/21	10,000	10,635,400
California — 12.4%
Alameda County Joint Powers Authority, Refunding RB, Lease (AGM), 5.00%, 12/01/34	6,990	7,038,580
California State University, RB (AGM):
5.00%, 11/01/37	18,435	18,247,274
Systemwide, Series A, 5.00%, 11/01/33	7,996	8,045,964
City of Riverside California, RB, Issue D (AGM), 5.00%, 10/01/38	20,000	19,822,400

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
California (concluded)
Foothill-De Anza Community College District, GO, Election of 1999, Series C (NPFGC), 5.00%, 8/01/36	$7,500	$7,570,350
Las Virgenes Unified School District California, GO, Series A (AGM), 5.00%, 8/01/31	10,000	10,119,157
Los Angeles Community College District, GO, Election of 2008, Series A, 6.00%, 8/01/33	5,248	5,846,460
Orange County Sanitation District, COP, Series B (AGM), 5.00%, 2/01/37	10,780	10,987,623
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,047	1,102,813
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	9,370	9,568,457
San Francisco Bay Area Rapid Transit District, RB (AGM), 5.00%, 7/01/36	10,000	10,091,543
University of California, RB, Series O, 5.75%, 5/15/34	2,205	2,384,355
		110,824,976
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	2,469	2,547,569
Connecticut — 0.6%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series T-1, 4.70%, 7/01/29	5,010	5,274,127
District of Columbia — 0.9%
District of Columbia, RB, Series A, 5.50%, 12/01/30	2,595	2,893,866
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	4,281	4,909,817
		7,803,683
Florida — 3.6%
City of Tallahassee, RB, 5.00%, 10/01/32	3,300	3,352,305
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37	3,299	3,388,688
Highlands County Health Facilities Authority, RB, Series C, 5.25%, 11/15/36	5,400	5,399,568
Miami-Dade County, RB, 5.00%, 7/01/31	19,800	20,092,248
		32,232,809
Georgia — 1.1%
Metropolitan Atlanta Rapid Transit Authority, RB, Third Indenture, Series B (AGM), 5.00%, 7/01/37	10,000	10,004,700
Hawaii — 1.1%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/33	9,830	9,987,083
Illinois — 2.5%
City of Chicago, GO, Refunding, Series A (AGC), 5.25%, 1/01/24	11,000	11,436,700
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	10,000	11,232,700
		22,669,400
Kentucky — 0.7%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	5,985	6,422,916
Louisiana — 1.1%
State of Louisiana, RB, Series A (AGM), 5.00%, 5/01/36	10,000	10,108,800
Nevada — 0.7%
Clark County Water Reclamation District, GO, Series B:
5.50%, 7/01/29	510	554,107
5.75%, 7/01/34	4,813	5,274,296
		5,828,403

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	31

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New Jersey — 1.4%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	$10,000	$11,994,200
New York — 4.8%
New York City Municipal Water Finance Authority, RB, Series DD, 5.00%, 6/15/37	17,567	17,955,934
Port Authority of New York & New Jersey, RB, Consolidated, 155th Series, AMT (AGM), 5.13%, 7/15/30	19,500	19,888,440
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34	4,500	4,741,920
		42,586,294
North Carolina — 1.1%
North Carolina HFA, RB, Series 31-A, AMT, 5.25%, 7/01/38	9,946	9,748,821
Ohio — 0.7%
Montgomery County, RB (AGM), 5.00%, 10/01/41	4,990	4,806,717
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	1,520	1,584,752
		6,391,469
South Carolina — 0.5%
South Carolina State Housing Finance & Development Authority, Refunding RB, Series B-1, 5.55%, 7/01/39	4,658	4,774,231
Texas — 4.3%
Friendswood ISD Texas, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/37	12,955	13,303,751
Houston ISD, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/33	10,000	10,391,800
North East ISD, GO, 5.00%, 8/01/37	3,500	3,609,760
Texas State University Systems, Refunding RB, 5.25%, 3/15/26	10,000	10,823,800
		38,129,111
Virginia — 0.5%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	3,950	4,100,258
Washington — 6.1%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/34	16,770	17,467,129
County of King Washington, RB (AGM), 5.00%, 1/01/37	15,785	16,124,953
Port of Seattle Washington, Refunding RB, Series B, AMT (NPFGC), 5.20%, 7/01/29	20,565	20,649,946
		54,242,028
Wisconsin — 1.7%
State of Wisconsin, RB, 6.00%, 5/01/36	10,000	10,890,100
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.25%, 4/01/39	3,959	3,973,696
		14,863,796
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.3%		421,170,074
Total Long-Term Investments (Cost — $1,430,222,077) — 162.9%		1,450,959,801

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.01% (f)(g)	4,703,282	$4,703,282
Total Short-Term Securities (Cost — $4,703,282) — 0.5%		4,703,282
Total Investments (Cost — $1,434,925,359*) — 163.4%		1,455,663,083
Other Assets Less Liabilities — 0.9%		8,341,777
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.3)%		(216,619,671)
VRDP Shares, at Liquidation Value — (40.0)%		(356,400,000)
Net Assets Applicable to Common Shares — 100.0%		$890,985,189

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,221,272,654
Gross unrealized appreciation	$35,480,831
Gross unrealized depreciation	(17,593,799)
Net unrealized appreciation	$17,887,032

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Capital, Inc.	$2,369,782	$6,256

(d)	Variable rate security. Rate shown is as of report date.

(e)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2010	Net Activity	Shares Held at July 31, 2011	Income
FFI Institutional Tax-Exempt Fund	11,426,470	(6,723,188)	4,703,282	$18,502

(g)	Represents the current yield as of report date.

•	Financial futures contracts sold as of July 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
465	10-Year US Treasury Note	Chicago Board of Trade	September 2011	$57,012,476	$(1,432,212)

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of July 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,450,959,801	—	$1,450,959,801
Short-Term Securities	$4,703,282	—	—	4,703,282
Total	$4,703,282	$1,450,959,801	—	$1,455,663,083

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(1,432,212)	—	—	$(1,432,212)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	33

Statements of Assets and Liabilities

July 31, 2011	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)
Assets
Investments at value — unaffiliated[1]	$476,481,772	$823,047,869	$254,277,701	$839,348,996	$1,450,959,801
Investments at value — affiliated[2]	13,223,965	15,276,406	3,018,268	14,521,616	4,703,282
Cash pledged as collateral for financial futures contracts	140,000	—	94,000	350,400	726,000
Interest receivable	5,128,946	12,098,422	2,982,452	9,486,391	16,900,896
Investments sold receivable	612,706	—	—	565,903	4,285,131
Deferred offering costs	—	575,752	321,969	839,124	1,248,487
TOB trust receivable	—	—	—	—	14,900,000
Income receivable — affiliated	—	335	—	363	610
Prepaid expenses	21,645	38,194	72,571	196,589	50,376
Other assets	—	92,598	—	100,206	168,169
Total assets	495,609,034	851,129,576	260,766,961	865,409,588	1,493,942,752

Accrued Liabilities
Bank overdraft	—	—	59,807	85,668	31,341
Investments purchased payable	6,931,116	10,200,100	—	5,054,469	23,576,059
Income dividends payable — Common Shares	1,649,096	2,525,548	844,210	2,801,198	4,862,265
Investment advisory fees payable	209,747	354,321	109,918	362,003	611,951
Margin variation payable	105,688	—	57,093	301,125	552,188
Interest expense and fees payable	38,180	126,805	23,686	46,598	116,274
Officer’s and Directors’ fees payable	1,723	91,413	780	105,015	6,052
Offering costs payable	—	79,899	41,893	118,865	171,028
Other accrued expenses payable	132,402	31,382	23,247	161,604	127,008
Total accrued liabilities	9,067,952	13,409,468	1,160,634	9,036,545	30,054,166

Other Liabilities
TOB trust certificates	62,182,934	179,422,414	9,030,000	78,614,804	216,503,397
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	166,500,000	87,300,000	247,700,000	356,400,000
Total other liabilities	62,182,934	345,922,414	96,330,000	326,314,804	572,903,397
Total Liabilities	71,250,886	359,331,882	97,490,634	335,351,349	602,957,563

AMPS at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3,4]	131,001,852	—	—	—	—
Net Assets Applicable to Common Shareholders	$293,356,296	$491,797,694	$163,276,327	$530,058,239	$890,985,189

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5]	$299,158,414	$495,191,219	$163,252,096	$550,701,852	$950,762,143
Undistributed net investment income	5,432,633	7,842,146	2,555,428	9,225,192	15,431,895
Accumulated net realized loss	(20,754,691)	(19,943,704)	(3,330,241)	(36,012,358)	(94,514,361)
Net unrealized appreciation/depreciation	9,519,940	8,708,033	799,044	6,143,553	19,305,512
Net Assets Applicable to Common Shareholders	$293,356,296	$491,797,694	$163,276,327	$530,058,239	$890,985,189
Net asset value per Common Share	$13.07	$14.31	$13.53	$13.44	$13.19
[1] Investments at cost — unaffiliated	$466,687,710	$814,343,410	$253,300,016	$832,686,181	$1,430,222,077
[2] Investments at cost — affiliated	$13,223,965	$15,276,406	$3,018,268	$14,521,616	$4,703,282
3 AMPS/VRDP Shares outstanding, par value $0.10 per share	5,240	1,665	873	2,477	3,564
4 AMPS/VRDP Shares authorized	8,180	12,665	4,833	14,637	26,364
[5] Common Shares outstanding, 200 million shares authorized,$0.10 par value	22,436,683	34,361,200	12,069,721	39,453,493	67,531,463

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2011

Statements of Operations

Year Ended July 31, 2011	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)
Investment Income
Interest	$23,523,295	$38,486,408	$12,491,549	$41,269,087	$71,899,167
Income — affiliated	18,387	11,579	—	7,739	31,375
Total income	23,541,682	38,497,987	12,491,549	41,276,826	71,930,542

Expenses
Investment advisory	2,648,071	4,144,221	1,283,746	4,244,267	7,135,718
Liquidity fees	—	543,045	266,815	807,882	1,089,265
Remarketing fees on Preferred Shares	196,976	241,560	122,449	357,332	525,553
Professional	183,272	262,401	83,170	163,759	457,952
Accounting services	72,218	103,028	35,391	98,488	139,494
Transfer agent	50,107	71,148	47,771	78,945	121,296
Officer and Directors	31,408	60,531	18,079	71,575	112,175
Custodian	27,216	34,546	16,278	40,465	58,531
Printing	23,056	23,980	11,455	34,458	56,531
Registration	9,736	12,127	9,519	13,903	24,324
Miscellaneous	68,251	91,752	69,348	90,891	124,208
Total expenses excluding interest expense, fees and amortization of offering costs	3,310,311	5,588,339	1,964,021	6,001,965	9,845,047
Interest expense, fees and amortization of offering costs[1]	446,054	1,628,775	158,240	995,444	1,785,377
Total expenses	3,756,365	7,217,114	2,122,261	6,997,409	11,630,424
Less fees waived by advisor	(210,922)	(27,494)	(15,558)	(22,551)	(6,789)
Total expenses after fees waived	3,545,443	7,189,620	2,106,703	6,974,858	11,623,635
Net investment income	19,996,239	31,308,367	10,384,846	34,301,968	60,306,907

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(4,633,291)	(2,704,315)	498,202	(5,246,110)	(4,990,012)
Financial futures contracts	(778,680)	(1,908,563)	(507,035)	(1,784,553)	(3,839,962)
	(5,411,971)	(4,612,878)	(8,833)	(7,030,663)	(8,829,974)
Net change in unrealized appreciation/depreciation on:
Investments	(5,140,852)	(8,280,699)	(2,961,119)	(10,074,508)	(22,027,085)
Financial futures contracts	(274,122)	89,999	(178,641)	(378,083)	(1,032,899)
	(5,414,974)	(8,190,700)	(3,139,760)	(10,452,591)	(23,059,984)
Total realized and unrealized loss	(10,826,945)	(12,803,578)	(3,148,593)	(17,483,254)	(31,889,958)

Dividends to AMPS Shareholders From

Net investment income	(479,559)	(767,289)	(376,980)	(1,105,803)	(1,979,653)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$8,689,735	$17,737,500	$6,859,273	$15,712,911	$26,437,296

[1] Related to TOBs and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	35

Statements of Changes in Net Assets

	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)		BlackRock MuniYield California Quality Fund, Inc. (MCA)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010	2011	2010
Operations
Net investment income	$19,996,239	$20,469,395	$31,308,367	$29,953,463
Net realized gain (loss)	(5,411,971)	849,064	(4,612,878)	145,823
Net change in unrealized appreciation/depreciation	(5,414,974)	27,313,334	(8,190,700)	39,396,178
Dividends to AMPS Shareholders from net investment income	(479,559)	(546,058)	(767,289)	(982,980)
Net increase in net assets applicable to Common Shareholders resulting from operations	8,689,735	48,085,735	17,737,500	68,512,484

Dividends to Common Shareholders From
Net investment income	(19,768,276)	(19,116,579)	(29,808,341)	(26,148,873)

Capital Share Transactions
Reinvestment of common dividends	767,545	355,807	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(10,310,996)	29,324,963	(12,070,841)	42,363,611
Beginning of year	303,667,292	274,342,329	503,868,535	461,504,924
End of year	$293,356,296	$303,667,292	$491,797,694	$503,868,535
Undistributed net investment income	$5,432,633	$5,775,447	$7,842,146	$7,131,653

	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)		BlackRock MuniYield New York Quality Fund, Inc. (MYN)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010	2011	2010
Operations
Net investment income	$10,384,846	$11,008,565	$34,301,968	$35,629,645
Net realized gain (loss)	(8,833)	953,727	(7,030,663)	100,524
Net change in unrealized appreciation/depreciation	(3,139,760)	9,751,120	(10,452,591)	42,118,603
Dividends to AMPS Shareholders from net investment income	(376,980)	(458,167)	(1,105,803)	(1,419,084)
Net increase in net assets applicable to Common Shareholders resulting from operations	6,859,273	21,255,245	15,712,911	76,429,688

Dividends to Common Shareholders From
Net investment income	(10,355,821)	(9,842,858)	(33,574,394)	(27,710,788)

Capital Share Transactions
Reinvestment of common dividends	—	—	107,768	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(3,496,548)	11,412,387	(17,753,715)	48,718,900
Beginning of year	166,772,875	155,360,488	547,811,954	499,093,054
End of year	$163,276,327	$166,772,875	$530,058,239	$547,811,954
Undistributed net investment income	$2,555,428	$2,891,775	$9,225,191	$9,642,252

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2011

Statements of Changes in Net Assets

	BlackRock MuniYield Quality Fund III, Inc. (MYI)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010
Operations
Net investment income	$60,306,907	$60,126,026
Net realized loss	(8,829,974)	(16,592)
Net change in unrealized appreciation/depreciation	(23,059,984)	87,963,066
Dividends to AMPS Shareholders from net investment income	(1,979,653)	(2,350,328)
Net increase in net assets applicable to Common Shareholders resulting from operations	26,437,296	145,722,172

Dividends to Common Shareholders From
Net investment income	(58,264,384)	(51,624,188)

Capital Share Transactions
Reinvestment of common dividends	2,578,449	514,005

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(29,248,639)	94,611,989
Beginning of year	920,233,828	825,621,839
End of year	$890,985,189	$920,233,828
Undistributed net investment income	$15,431,895	$15,893,163

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	37

Statements of Cash Flows

Year Ended July 31, 2011	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)
Cash Provided by Operating Activities
Net increase in net assets resulting from operations, excluding dividends to AMPS Shareholders	$9,169,294	$18,504,789	$7,236,253	$16,818,714	$28,416,949
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	49,217	(1,897,710)	7,518	312,753	25,977
Increase in income receivable — affiliated	—	(37)	—	(41)	(72)
(Increase) decrease in prepaid expenses	(3,884)	(5,326)	(62,932)	(166,373)	1,734
(Increase) decrease in cash pledged as collateral for financial futures contracts	(140,000)	72,000	(94,000)	(190,400)	(437,400)
Increase in other assets	—	(11,149)	—	(12,267)	(20,970)
Increase (decrease) in investment advisory fees payable	2,424	4,637	(4,802)	(18,117)	(28,907)
Increase (decrease) in interest expense and fees payable	(6,535)	36,012	18,494	(6,891)	(325)
Decrease in other affiliates payable	(3,036)	(4,888)	(1,652)	(5,496)	(9,190)
Increase (decrease) in other accrued expenses payable	51,981	(72,142)	(16,690)	23,936	(36,073)
Increase (decrease) in margin variation payable	105,688	(30,188)	57,093	222,062	419,218
Increase (decrease) in Officer’s and Directors’ fees payable	1,206	8,180	225	14,859	(143,489)
Net realized and unrealized loss on investments	9,774,143	10,996,163	2,462,917	15,332,885	27,038,067
Amortization of premium and accretion of discount on investments	1,154,597	2,887,466	205,136	1,399,087	(1,254,730)
Proceeds from sales of long-term investments	110,894,106	213,407,539	43,940,440	157,048,429	174,785,422
Purchases of long-term investments	(115,299,884)	(245,022,845)	(45,306,190)	(149,230,774)	(182,685,050)
Net proceeds from sales (purchases) of short-term securities	4,242,885	23,773,533	2,586,751	(6,347,309)	6,723,188
Cash provided by operating activities	19,992,202	22,646,034	11,028,561	35,195,057	52,794,349

Cash Used for Financing Activities
Cash receipts from issuance of VRDP Shares	—	166,500,000	87,300,000	247,700,000	356,400,000
Cash payments on redemption of AMPS	—	(166,525,000)	(87,350,000)	(247,700,000)	(356,450,000)
Cash receipts from TOB trust certificates	—	27,909,993	—	—	6,100,000
Cash payments for TOB trust certificates	(510,000)	(19,625,000)	—	—	(159,824)
Cash dividends paid to Common Shareholders	(18,996,490)	(29,619,355)	(10,374,596)	(33,426,645)	(55,604,883)
Cash dividends paid to AMPS Shareholders	(484,132)	(790,819)	(383,696)	(1,133,564)	(2,033,524)
Increase in deferred offering costs	—	(575,752)	(321,969)	(839,124)	(1,248,487)
Increase in offering costs payable	—	79,899	41,893	118,865	171,028
Increase (decrease) in bank overdraft	(1,580)	—	59,807	85,411	31,341
Cash used for financing activities	(19,992,202)	(22,646,034)	(11,028,561)	(35,195,057)	(52,794,349)

Cash
Net change in cash	—	—	—	—	—
Cash at beginning of year	—	—	—	—	—
Cash at end of year	—	—	—	—	—

Cash Flow Information
Cash paid during the year for interest and fees	$452,589	$1,475,200	$95,116	$1,827,105	$1,602,066

Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$767,545	—	—	$107,768	$2,578,449

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2011

Financial Highlights	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

	Year Ended July 31,			Period October 1, 2007 to July 31,		Year Ended September 30,
	2011	2010	2009	2008		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.57	$12.27	$12.84	$13.72		$14.15	$14.23
Net investment income[1]	0.89	0.92	0.90	0.78		0.97	0.93
Net realized and unrealized gain (loss)	(0.49)	1.26	(0.71)	(0.91)		(0.45)	0.03
Dividends to AMPS Shareholders from net investment income	(0.02)	(0.02)	(0.12)	(0.25)		(0.33)	(0.29)
Net increase (decrease) from investment operations	0.38	2.16	0.07	(0.38)		0.19	0.67
Dividends to Common Shareholders from net investment income	(0.88)	(0.86)	(0.64)	(0.50)		(0.62)	(0.75)
Net asset value, end of period	$13.07	$13.57	$12.27	$12.84		$13.72	$14.15
Market price, end of period	$12.46	$14.26	$11.40	$11.30		$12.39	$12.96

Total Investment Return[2]
Based on net asset value	3.19%	18.04%	1.58%	(2.41	)% [3]	1.73%	5.19%
Based on market price	(6.38)%	33.51%	7.24%	(4.89	)% [3]	0.31%	(1.37)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.30%	1.28%	1.66%	1.55%[5]		1.61%	1.64%
Total expenses after fees waived and paid indirectly[4]	1.23%	1.15%	1.45%	1.45%[5]		1.54%	1.57%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.07%	0.99%	1.04%	1.15%[5]		1.17%	1.16%
Net investment income[4]	6.93%	6.92%	7.61%	6.74%[5]		6.94%	6.70%
Dividends to AMPS Shareholders	0.17%	0.18%	1.03%	2.19%[5]		2.37%	2.10%
Net investment income to Common Shareholders	6.76%	6.74%	6.58%	4.55%[5]		4.57%	4.60%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$293,356	$303,667	$274,342	$286,933		$306,769	$316,216
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$131,000	$131,000	$131,000	$145,300		$204,500	$204,500
Portfolio turnover	24%	20%	37%	43%		43%	35%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$80,983	$82,953	$77,357	$74,376		$62,514	$63,667

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	39

Financial Highlights	BlackRock MuniYield California Quality Fund, Inc. (MCA)

	Year Ended July 31,				Period November 1, 2007 to July 31,	Year Ended October 31,
	2011		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.66		$13.43	$13.86	$14.63	$15.09	$14.82
Net investment income[1]	0.91		0.87	0.86	0.68	0.92	0.96
Net realized and unrealized gain (loss)	(0.37)		1.15	(0.51)	(0.75)	(0.42)	0.35
Dividends to AMPS Shareholders from net investment income	(0.02)		(0.03)	(0.12)	(0.20)	(0.28)	(0.24)
Net increase (decrease) from investment operations	0.52		1.99	0.23	(0.27)	0.22	1.07
Dividends to Common Shareholders from net investment income	(0.87)		(0.76)	(0.66)	(0.50)	(0.68)	(0.80)
Capital changes with respect to issuance of AMPS	—		—	—	—	—	(0.00)[2]
Net asset value, end of period	$14.31		$14.66	$13.43	$13.86	$14.63	$15.09
Market price, end of period	$13.00		$14.02	$12.08	$12.33	$13.16	$14.64

Total Investment Return[3]
Based on net asset value	4.21%		15.69%	3.03%	(1.54)%[4]	1.76%	7.57%
Based on market price	(1.01	) %	23.00%	4.17%	(2.63)%[4]	(5.65)%	9.22%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.50%		1.11%	1.40%	1.38%[6]	1.53%	1.60%
Total expenses after fees waived and paid indirectly[5]	1.49%		1.10%	1.38%	1.36%[6]	1.53%	1.59%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5,7]	1.15%		0.95%	1.02%	1.04%[6]	1.03%	1.03%
Net investment income[5]	6.49%		6.10%	6.60%	6.15%[6]	6.22%	6.46%
Dividends to AMPS Shareholders	0.16%		0.20%	0.91%	1.78%[6]	1.87%	1.62%
Net investment income to Common Shareholders	6.33%		5.90%	5.69%	4.37%[6]	4.35%	4.84%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$491,798		$503,869	$461,505	$476,235	$502,855	$518,667
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		$166,525	$166,525	$192,300	$275,000	$275,000
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$166,500		—	—	—	—	—
Portfolio turnover	26%		30%	25%	25%	25%	27%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		$100,648	$94,289	$86,933	$70,733	$72,170
Asset coverage per VRDP Share at $100,000 liquidation value, end of period	$395,374		—	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2011

Financial Highlights	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

				Period November 1, 2007 to July 31, 2008

					Year Ended October 31,
	Year Ended July 31,
	2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.82	$12.87	$13.24	$14.13	$14.60	$14.54
Net investment income[1]	0.86	0.91	0.93	0.70	0.97	0.97
Net realized and unrealized gain (loss)	(0.26)	0.90	(0.49)	(0.88)	(0.47)	0.13
Dividends to AMPS Shareholders from net investment income	(0.03)	(0.04)	(0.14)	(0.21)	(0.29)	(0.26)
Net increase (decrease) from investment operations	0.57	1.77	0.30	(0.39)	0.21	0.84
Dividends to Common Shareholders from net investment income	(0.86)	(0.82)	(0.67)	(0.50)	(0.68)	(0.78)
Capital charges with respect to issuance of AMPS	—	—	—	—	—	(0.00)[2]
Net asset value, end of period	$13.53	$13.82	$12.87	$13.24	$14.13	$14.60
Market price, end of period	$12.28	$13.67	$11.58	$11.63	$12.61	$13.97

Total Investment Return[3]
Based on net asset value	4.74%	14.62%	3.81%	(2.48)%[4]	1.78%	6.09%
Based on market price	(3.89)%	26.01%	6.34%	(4.01)%[4]	(5.07)%	2.42%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.32%	1.08%	1.28%	1.48%[6]	1.69%	1.65%
Total expenses after fees waived[5]	1.31%	1.07%	1.26%	1.45%[6]	1.68%	1.64%
Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5,7]	1.21%	1.03%	1.12%	1.14%[6]	1.14%	1.13%
Net investment income[5]	6.46%	6.74%	7.43%	6.61%[6]	6.77%	6.72%
Dividends to AMPS Shareholders	0.23%	0.28%	1.15%	1.98%[6]	2.05%	1.78%
Net investment income to Common Shareholders	6.23%	6.46%	6.28%	4.63%[6]	4.72%	4.94%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$163,276	$166,773	$155,360	$159,759	$170,559	$176,216
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$87,350	$87,350	$87,350	$99,000	$99,000
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$87,300	—	—	—	—	—
Portfolio turnover	18%	18%	9%	20%	10%	14%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$72,733	$69,467	$70,730	$68,076	$69,507
Asset coverage per VRDP Share at $100,000 liquidation value, end of period	$287,029	—	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	41

Financial Highlights	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

				Period November 1, 2007 to July 31, 2008

					Year Ended October 31,
	Year Ended July 31,
	2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.89	$12.65	$13.16	$13.94	$14.40	$14.26
Net investment income[1]	0.87	0.90	0.87	0.66	0.84	0.92
Net realized and unrealized gain (loss)	(0.44)	1.08	(0.61)	(0.77)	(0.38)	0.23
Dividends to AMPS Shareholders from net investment income	(0.03)	(0.04)	(0.13)	(0.19)	(0.27)	(0.24)
Net increase (decrease) from investment operations	0.40	1.94	0.13	(0.30)	0.19	0.91
Dividends to Common Shareholders from net investment income	(0.85)	(0.70)	(0.64)	(0.48)	(0.65)	(0.77)
Capital charges with respect to issuance of AMPS	—	—	—	—	—	(0.00)[2]
Net asset value, end of period	$13.44	$13.89	$12.65	$13.16	$13.94	$14.40
Market price, end of period	$12.60	$13.57	$11.36	$11.80	$12.80	$14.10

Total Investment Return[3]
Based on net asset value	3.36%	16.15%	2.29%	(1.86)%[4]	1.66%	6.71%
Based on market price	(0.81)%	26.36%	2.44%	(4.16)%[4]	(4.67)%	13.13%

Ratio to Average Net Asset Applicable to Common Shareholders
Total expenses[5]	1.34%	1.11%	1.34%	1.48%[6]	1.64%	1.56%
Total expenses after fees waived[5]	1.33%	1.10%	1.32%	1.46%[6]	1.63%	1.56%
Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5,7]	1.14%	1.00%	1.06%	1.04%[6]	1.04%	1.03%
Net investment income[5]	6.55%	6.69%	7.11%	6.36%[6]	5.96%	6.50%
Dividends to AMPS Shareholders	0.21%	0.27%	1.09%	1.82%[6]	1.88%	1.68%
Net investment income to Common Shareholders	6.34%	6.42%	6.02%	4.54%[6]	4.08%	4.82%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$530,058	$547,812	$499,093	$518,912	$549,910	$567,954
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$247,700	$247,700	$259,475	$304,000	$304,000
VRDP Shares outstanding at $100,000 liquidation preference, end of period (000)	$247,700	—	—	—	—	—
Portfolio turnover	18%	7%	22%	17%	25%	43%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$80,293	$75,376	$75,011	$70,242	$71,725
Asset coverage per VRDP Share at $100,000 liquidation value, end of period	$313,992	—	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP shares, respectively.

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2011

Financial Highlights	BlackRock MuniYield Quality Fund III, Inc. (MYI)

				Period November 1, 2007 to July 31, 2008

					Year Ended October 31,
	Year Ended July 31,
	2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.67	$12.27	$12.86	$14.57	$15.30	$15.27
Net investment income[1]	0.89	0.89	0.87	0.70	1.04	0.98
Net realized and unrealized gain (loss)	(0.48)	1.31	(0.66)	(1.69)	(0.79)	0.46
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.03)	(0.03)	(0.12)	(0.22)	(0.31)	(0.25)
Net realized gain	—	—	—	—	—	(0.04)
Net increase (decrease) from investment operations	0.38	2.17	0.09	(1.21)	(0.06)	1.15
Dividends and distributions to Common Shareholders from:
Net investment income	(0.86)	(0.77)	(0.68)	(0.50)	(0.67)	(0.78)
Net realized gain	—	—	—	—	—	(0.34)
Total dividends and distributions to Common Shareholders	(0.86)	(0.77)	(0.68)	(0.50)	(0.67)	(1.12)
Net asset value, end of period	$13.19	$13.67	$12.27	$12.86	$14.57	$15.30
Market price, end of period	$12.17	$14.17	$12.12	$12.22	$13.04	$14.36

Total Investment Return[2]
Based on net asset value	3.22%	18.19%	1.70%	(8.22)%[3]	(0.06)%	8.09%
Based on market price	(8.12)%	24.03%	5.72%	(2.55)%[3]	(4.70)%	5.38%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.32%	1.11%	1.46%	1.64%[5]	1.71%	1.67%
Total expenses after fees waived and paid indirectly[4]	1.32%	1.11%	1.45%	1.63%[5]	1.71%	1.67%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,6]	1.12%	0.97%	1.06%	1.06%[5]	1.03%	1.02%
Net investment income[4]	6.85%	6.73%	7.52%	6.51%[5]	6.94%	6.52%
Dividends to AMPS Shareholders	0.22%	0.26%	1.04%	2.03%[5]	2.06%	1.67%
Net investment income to Common Shareholders	6.63%	6.47%	6.48%	4.48%[5]	4.88%	4.85%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$890,985	$920,234	$825,622	$865,447	$980,741	$1,030,048
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$356,450	$358,625	$377,175	$570,000	$570,000
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$356,400	—	—	—	—	—
Portfolio turnover	12%	13%	30%	70%	117%	95%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$89,545	$82,559	$82,381	$68,039	$70,198
Asset coverage per VRDP Share at $100,000 liquidation value, end of period	$349,996	—	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP shares, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	43

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”), formerly BlackRock MuniHoldings Insured Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc. (“MCA”), formerly BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Michigan Quality Fund II, Inc. (“MYM”), formerly BlackRock MuniYield Michigan Insured Fund II, Inc., BlackRock MuniYield New York Quality Fund, Inc. (“MYN”), formerly BlackRock MuniYield New York Insured Fund, Inc. and BlackRock MuniYield Quality Fund III, Inc. (“MYI”), formerly BlackRock MuniYield Insured Fund, Inc., (collectively, the “Funds”), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Funds determine and make available for publication the NAV of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by each Fund’s Board of Directors (the “Board”). Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be terminated without the consent of a Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the year ended July 31, 2011, no TOBs that the Funds participated in were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Fund, which typically invests the cash in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as TOB trust certificates under other liabilities in the Statements of Assets and Liabilities.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other

44	ANNUAL REPORT	JULY 31, 2011

Notes to Financial Statements (continued)

expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At July 31, 2011, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the range of interest rates on the liability for TOB trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MUE	$120,131,871	$62,182,934	0.08% – 0.22%
MCA	$352,681,488	$179,422,414	0.08% – 0.22%
MYM	$17,612,170	$9,030,000	0.11% – 0.21%
MYN	$152,028,813	$78,614,804	0.08% – 0.22%
MYI	$421,170,074	$216,503,397	0.08% – 0.22%

For the year ended July 31, 2011, the Funds’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUE	$62,340,516	0.72%
MCA	$180,828,284	0.75%
MYM	$9,030,000	0.66%
MYN	$78,614,804	0.73%
MYI	$196,251,853	0.70%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Funds’ net asset values per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to AMPS and VRDP Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four periods ended July 31, 2011. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

ANNUAL REPORT	JULY 31, 2011	45

Notes to Financial Statements (continued)

Offering Costs: Certain Funds incurred costs in connection with its issuance of VRDP Shares, which were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which are amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and the coun-terparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of July 31, 2011
	Liability Derivatives
		MUE	MYM	MYN	MYI
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation*	$274,122	$178,641	$519,262	$1,432,212

*

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended July 31, 2011

	Net Realized Loss From
	MUE	MCA	MYM	MYN	MYI
Interest rate contracts:
Financial futures contracts	$(778,680)	$(1,908,563)	$(507,035)	$(1,784,553)	$(3,839,962)

	Net Change in Unrealized Appreciation/Depreciation on
	MUE	MCA	MYM	MYN	MYI
Interest rate contracts:
Financial futures contracts	$(274,122)	$89,999	$(178,641)	$(378,083)	$(1,032,899)

For the year ended July 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUE	MCA	MYM	MYN	MYI
Financial futures contracts:
Average number of contracts sold	48	43	29	91	234
Average notional value of contracts sold	$5,809,373	$5,036,833	$3,496,257	$11,069,643	$28,178,482

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but Barclays is not.

46	ANNUAL REPORT	JULY 31, 2011

Notes to Financial Statements (continued)

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

MUE	0.55%
MCA	0.50%
MYM	0.50%
MYN	0.50%
MYI	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are shown as, or included in, fees waived by advisor in the Statements of Operations. For the year ended July 31, 2011, the amounts waived were as follows:

MUE	$6,399
MCA	$27,494
MYM	$15,558
MYN	$22,551
MYI	$6,789

The Manager, for MUE, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOBs that exceed 35% of net assets applicable to Common Shareholders. This amount is included in fees waived by advisor in the Statements of Operations. For the year ended July 31, 2011, the waiver was $204,523.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

For the year ended July 31, 2011, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

MUE	$4,036
MCA	$6,906
MYM	$2,097
MYN	$6,968
MYI	$11,733

Effective January 1, 2011, the Funds no longer reimburse the manager for accounting services.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2011 were as follows:

	Purchases	Sales
MUE	$122,231,000	$110,778,170
MCA	$255,222,945	$213,407,539
MYM	$45,306,190	$43,940,440
MYN	$154,285,243	$157,198,206
MYI	$205,225,952	$175,801,459

5. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2011 attributable to amortization methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards, distributions received from a regulated investment company and the sale of bonds received from TOBs were reclassified to the following accounts:

	MUE	MCA	MYM	MYN	MYI
Paid-in capital	$(98,708)	$(2,469,567)	$(13,730)	$(20,680)	$(1,889,574)
Undistributed net investment income	$(91,218)	$(22,244)	$11,608	$(38,831)	$(524,138)
Accumulated net realized loss	$189,926	$2,491,811	$2,122	$59,511	$2,413,712

ANNUAL REPORT	JULY 31, 2011	47

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended July 31, 2011 and July 31, 2010 was as follows:

		MUE	MCA	MYM	MYN	MYI
Tax-exempt income	7/31/2011	$20,247,835	$30,858,325	$10,831,892	$35,091,230	$60,629,946
	7/31/2010	19,662,637	27,131,853	10,301,025	29,129,872	53,974,516
Ordinary income	7/31/2011	—	—	—	—	20,062
Total distributions	7/31/2011	$20,247,835	$30,858,325	$10,831,892	$35,091,230	$60,650,008
	7/31/2010	$19,662,637	$27,131,853	$10,301,025	$29,129,872	$53,974,516

As of July 31, 2011, the tax components of accumulated net earnings (losses) were as follows:

	MUE	MCA	MYM	MYN	MYI
Undistributed tax-exempt income	$5,427,287	$7,716,673	$2,243,983	$8,909,585	$13,128,512
Undistributed ordinary income	31	6,085	220,123	6,575	53,015
Capital loss carryforwards	(15,209,455)	(12,736,427)	(2,271,374)	(28,974,669)	(79,971,678)
Net unrealized gains (losses)*	3,980,019	1,620,144	(168,501)	(585,105)	7,013,197
Total	$(5,802,118)	$(3,393,525)	$24,231	$(20,643,614)	$(59,776,954)

*

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the deferral of post-October capital losses for tax purposes, the treatment of residual interests in TOBs and the deferral of compensation to directors.

As of July 31, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUE	MCA	MYM	MYN	MYI
2012	$259,900	$2,675,948	$1,194,375	$16,583,200	—
2014	—	—	—	3,107,506	$1,213,491
2015	—	1,362,395	—	—	5,979,955
2016	—	—	823,067	2,330,288	25,066,903
2017	8,936,425	2,753,866	253,932	2,295,738	21,251,301
2018	6,013,130	5,944,218	—	3,370,191	26,460,028
2019	—	—	—	1,287,746	—
Total	$15,209,455	$12,736,427	$2,271,374	$28,974,669	$79,971,678

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after July 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Concentration, Market and Credit Risk:

MCA, MYM and MYN invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and coun-terparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

48	ANNUAL REPORT	JULY 31, 2011

Notes to Financial Statements (continued)

As of July 31, 2011, MUE and MCA invested a significant portion of their assets in securities in the County/City/Special District/School District and Utilities sectors. MYI invested a significant portion of its assets in securities in the Transportation, County/City/Special District/School District and Utilities sectors. MYM invested a significant portion of its assets in securities in the County/City/Special District/School District sector. MYN and MYI invested a significant portion of its assets in securities in the Transportation and County/City/Special District/School District sectors. Changes in economic conditions affecting the County/City/Special District/School District, Transportation and Utilities sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, par value $0.10 for MUE, MCA, MYM and MYI and par value $0.05 for MYM and MYN, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. Each Fund’s Board is authorized, however, to reclassify any unissued shares of Common Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended July 31, 2011	Year Ended July 31, 2010
MUE	57,701	26,556
MYN	7,531	—
MYI	190,432	37,906

Shares issued and outstanding remained constant for MCA and MYM for the years ended July 31, 2011 and July 31, 2010.

AMPS

The AMPS are redeemable at the option of MUE, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of MUE, as set forth in MUE’s Articles Supplementary (the “Governing Instrument”) are not satisfied.

From time to time in the future, MUE may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by the Fund and seller. MUE also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. MUE intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

MUE had the following series of AMPS outstanding, effective yields and reset frequency as of July 31, 2011:

	Series	AMPS	Effective Yield	Reset Frequency Days
MUE	A	1,345	0.12%	7
	B	1,345	0.12%	7
	C	2,550	0.12%	7

Dividends on seven-day and 28-day AMPS are cumulative at a rate, which is reset every seven or 28 days, respectively, based on the results of an auction. If the AMPS fail to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the AMPS is as footnoted in the table below. The low, high and average dividend rates on the AMPS for each Fund for the period were as follows:

	Series	Low	High	Average
MUE	A1	0.11%	0.50%	0.35%
	B1	0.11%	0.50%	0.35%
	C1	0.11%	0.50%	0.35%
MCA	A1	0.35%	0.46%	0.40%
	B1	0.35%	0.50%	0.41%
	C1	0.35%	0.50%	0.41%
	D1	0.37%	0.50%	0.41%
	E1	0.35%	0.50%	0.41%
	F2	1.43%	1.56%	1.47%
MYM	A1	0.32%	0.50%	0.41%
	B1	0.31%	0.50%	0.40%
	C2	1.35%	1.56%	1.47%
MYN	A1	0.38%	0.50%	0.41%
	B1	0.37%	0.50%	0.41%
	C1	0.35%	0.50%	0.41%
	D1	0.35%	0.50%	0.41%
	E1	0.38%	0.50%	0.41%
	F2	1.42%	1.56%	1.47%
MYI	A1	0.31%	0.46%	0.39%
	B1	0.27%	0.46%	0.39%
	C1	0.35%	0.50%	0.42%
	D1	0.34%	0.50%	0.41%
	E1	0.27%	0.50%	0.40%
	F1	0.35%	0.47%	0.41%
	G1	0.24%	0.50%	0.40%
	H2	1.32%	1.56%	1.46%
	I2	1.37%	1.56%	1.47%

[1]

The maximum applicable rate on this series of AMPS is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

[2]

The maximum applicable rate on this series of AMPS is the higher of 110% plus or times (i) the Telerate/BAA LIBOR or (ii) 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

ANNUAL REPORT	JULY 31, 2011	49

Notes to Financial Statements (continued)

Since February 13, 2008, the AMPS of the Funds failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.11% to 1.56% for the year ended July 31, 2011. A failed auction is not an event of default for the Funds but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a Fund’s AMPS than buyers. A successful auction for the Funds’ AMPS may not occur for some time, if ever, and even if liquidity does resume, AMPS Shareholders may not have the ability to sell the AMPS at their liquidation preference.

MUE may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding AMPS is less than 200%.

MUE pays commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions.

During the year ended July 31, 2011, certain Funds announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MCA	A	6/06/11	1,090	$27,250,000
	B	5/16/11	1,090	$27,250,000
	C	5/18/11	969	$24,225,000
	D	5/13/11	1,211	$30,275,000
	E	5/13/11	1,211	$30,275,000
	F	5/12/11	1,090	$27,250,000
MYM	A	5/31/11	1,941	$48,525,000
	B	6/08/11	1,200	$30,000,000
	C	6/09/11	353	$8,825,000
MYN	A	5/24/11	1,385	$34,625,000
	B	5/10/11	1,385	$34,625,000
	C	5/16/11	2,282	$57,050,000
	D	5/18/11	1,597	$39,925,000
	E	5/19/11	1,793	$44,825,000
	F	5/13/11	1,466	$36,650,000
MYI	A	6/23/11	1,376	$34,400,000
	B	6/30/11	1,376	$34,400,000
	C	6/09/11	1,376	$34,400,000
	D	6/16/11	1,376	$34,400,000
	E	6/09/11	2,502	$62,550,000
	F	6/07/11	1,501	$37,525,000
	G	6/14/11	1,501	$37,525,000
	H	6/10/11	1,625	$40,625,000
	I	6/06/11	1,625	$40,625,000

The Funds financed the AMPS redemptions with the proceeds received from the issuance of VRDP Shares.

AMPS issued and outstanding remained constant for the years ended July 31, 2011 and July 31, 2010 for MUE.

VRDP Shares

MCA, MYM, MYN and MYI issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933 and include a liquidity feature that allows the VRDP Shareholders to have their shares purchased by the liquidity provider in the event of a failed remarketing. The Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Funds entered into a fee agreement with the liquidity provider that required an initial commitment and per annum liquidity fee which is shown as liquidity fees in the Statements of Operations. The VRDP Shares issued for the year ended July 31, 2011 were as follows:

	Series	Issue Date	Shares Issued	Maturity Date
MCA	W-7	4/21/11	1,665	5/01/41
MYM	W-7	5/19/11	873	6/01/41
MYN	W-7	4/21/11	2,477	5/01/41
MYI	W-7	5/19/11	3,564	6/01/41

Dividends on the VRDP Shares are set weekly at a rate established by a remarketing agent. Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund also may redeem the VRDP Shares if it fails to maintain certain asset coverage requirements and such failure is not cured timely. The redemption price per share is equal to the liquidation value per share. All of the Funds’ VRDP Shares have successfully remarketed since issuance, with an annualized dividend rate of 0.23% for MCA and MYN and 0.25% for MYM and MYI for the year ended July 31, 2011. For financial reporting purposes, the liquidation value of VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. Dividends paid to holders of VRDP Shares are classified as tax-exempt income for tax-reporting purposes.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

50	ANNUAL REPORT	JULY 31, 2011

Notes to Financial Statements (concluded)

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend in the following amounts per share on September 1, 2011 to Common Shareholders of record on August 15, 2011:

Common Dividend Per Share
MUE	$0.0735
MCA	$0.0735
MYM	$0.0715
MYN	$0.0710
MYI	$0.0720

The dividends declared on AMPS or VRDP Shares for the period August 1, 2011 to August 31, 2011 were as follows:

	Series	Dividends Declared
MUE AMPS	A	$5,595
	B	$5,407
	C	$10,430
MCA VRDP	W-7	$46,894
MYM VRDP	W-7	$26,070
MYN VRDP	W-7	$69,763
MYI VRDP	W-7	$106,432

ANNUAL REPORT	JULY 31, 2011	51

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
BlackRock MuniHoldings Quality Fund II, Inc.,
BlackRock MuniYield California Quality Fund, Inc.,
BlackRock MuniYield Michigan Quality Fund II, Inc.,
BlackRock MuniYield New York Quality Fund, Inc.,
and BlackRock MuniYield Quality Fund III, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings Quality Fund II, Inc. (formerly BlackRock MuniHold-ings Insured Fund II, Inc.), BlackRock MuniYield California Quality Fund, Inc. (formerly BlackRock MuniYield California Insured Fund, Inc.), BlackRock MuniYield Michigan Quality Fund II, Inc. (formerly BlackRock MuniYield Michigan Insured Fund II, Inc.), BlackRock MuniYield New York Quality Fund, Inc. (formerly BlackRock MuniYield New York Insured Fund, Inc.), and BlackRock MuniYield Quality Fund III, Inc. (formerly BlackRock MuniYield Insured Fund, Inc.) (collectively, the “Funds”), including the schedules of investments, as of July 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund II, Inc., BlackRock MuniYield New York Quality Fund, Inc., and BlackRock MuniYield Quality Fund III, Inc. as of July 31, 2011, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
September 28, 2011

52	ANNUAL REPORT	JULY 31, 2011

Important Tax Information (Unaudited)

The following table summarizes the taxable per share distributions paid by MYI during the taxable year ended July 31, 2011.

	Payable Date	Ordinary Income[1]
Common Shareholders	12/31/2010	$0.000284
AMPS Shareholders:
Series A	12/9/2010	$0.04
Series B	12/16/2010	$0.04
Series C	12/23/2010	$0.04
Series D	12/2/2010	$0.02
Series E	12/9/2010	$0.04
Series F	12/21/2010	$0.04
Series G	12/7/2010	$0.04
Series H	12/3/2010	$0.14
Series I	12/6/2010	$0.14

[1]

Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

All other net investment income distributions paid by MYI during the taxable year ended July 31, 2011 qualify as tax-exempt interest dividends for federal income tax purposes.

All of the net investment income distributions paid by MUE, MCA, MYM and MYN during the taxable year ended July 31, 2011 qualify as tax-exempt interest dividends for federal income tax purposes.

ANNUAL REPORT	JULY 31, 2011	53

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Boards of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Muni-Holdings Quality Fund II, Inc. (“MUE”), BlackRock MuniYield California Quality Fund, Inc. (“MCA”), BlackRock MuniYield Michigan Quality Fund II, Inc. (“MYM”), BlackRock MuniYield New York Quality Fund, Inc. (“MYN”) and BlackRock MuniYield Quality Fund III, Inc. (“MYI” and together with MUE, MCA, MYM and MYN, each a “Fund,” and, collectively, the “Funds”) met on April 14, 2011 and May 12–13, 2011 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Board of MUE has also established a Committee on Auction Market Preferred Shares. In addition, the Board of each of MCA, MYM, MYN and MYI had established a Committee on Auction Market Preferred Shares prior to the redemption of all of its Fund’s outstanding auction market preferred shares. Further, each Board established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of contractual and actual management fee ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

54	ANNUAL REPORT	JULY 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2011 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 14, 2011, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2011 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 12–13, 2011 Board meeting.

At an in-person meeting held on May 12–13, 2011, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to its Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

ANNUAL REPORT	JULY 31, 2011	55

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 14, 2011 meeting, the Boards worked with BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance of its Fund as compared to funds in that Fund’s applicable Lipper category and a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards and each Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Funds throughout the year.

The Board of MYI noted that MYI performed below the median of its Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported. The Board of MYI and BlackRock reviewed and discussed the reasons for MYI’s underperformance during these periods compared with its Peers. The Board of MYI was informed that, among other things, there were three primary factors that impacted performance: exposure to the long-end of the municipal curve, which underperformed as the yield curve steepened out; an overweight of spread product during a period of significant widening of credit spreads; and the underperformance of municipal cash relative to MYI’s Bond Market Association hedges (which were completely unwound in the 4th quarter of 2008).

The Board of MCA noted that MCA performed below the median of its Customized Lipper Peer Group Composite in the one- and five-year periods reported, but that MCA performed at or above the median of its Customized Lipper Peer Group Composite in the three-year period reported. The Board of MCA and BlackRock reviewed and discussed the reasons for MCA’s under-performance during the one- and five-year periods compared with its Peers. The Board was informed that, among other things, slightly longer duration exposure fared poorly in the volatile environment that characterized the last quarter of 2010.

The Board of MYN noted that MYN performed below the median of its Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported. The Board of MYN and BlackRock reviewed and discussed the reasons for MYN’s underperformance during these periods compared with its Peers. The Board of MYN was informed that, among other things, longer term performance continues to suffer from MYN’s poor total return experienced during the financial crisis of 2007–2008. During this period MYN was weighted heavily in longer dated and discount coupon bonds. This exposure to longer duration bonds, in the long end of the yield curve, caused underperformance as yields rose and the curve steepened.

The Board of each of MYI, MCA and MYN and BlackRock discussed BlackRock’s strategy for improving its Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist its Fund’s portfolio managers and to improve its Fund’s performance.

The Board of each of MUE and MYM noted that, in general, its Fund performed better than its respective Peers in that its Fund’s performance was at or above the median of its respective Customized Lipper Peer Group Composite in two of the one-, three- and five-year periods reported.

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009, and Decem-ber 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also

56	ANNUAL REPORT	JULY 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

Each Board noted that its Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund. Based on the ad hoc Joint Product Pricing Committees’ and the Boards’ review and consideration of this issue, the Boards concluded that closed-end funds are typically priced at scale at a fund’s inception; therefore, the implementation of breakpoints was not necessary.

The Boards noted that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for securities lending services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to its Fund, for a one-year term ending June 30, 2012. As part of its approval, the Boards considered the detailed review of BlackRock’s fee structure, as it applies to the Funds, conducted by the ad hoc Joint Product Pricing Committee. Based upon their evaluations of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	JULY 31, 2011	57

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by BNY Mellon Shareowner Services for MYM and MYN and Computershare Trust Company, N.A. for MUE, MCA and MYI (individually, the “Reinvestment Plan Agent” or together, the “Reinvestment Plan Agents”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open market purchases. If the Reinvestment Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agents will invest any un-invested portion in newly issued shares.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares through Computershare Trust Company, N.A. are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. Participants that request a sale of shares through BNY Mellon Shareowner Services are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to the respective Reinvestment Plan Agent: BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone: (866) 216-0242 for shareholders of MYM and MYN or Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1BFM or overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021 for shareholders of MUE, MCA and MYI.

58	ANNUAL REPORT	JULY 31, 2011

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				95 RICs consisting of 95 Portfolios	Arch Chemical (chemical and allied products)
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.

				95 RICs consisting of 95 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011

Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.

				95 RICs consisting of 95 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007

Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				95 RICs consisting of 95 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				95 RICs consisting of 95 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	95 RICs consisting of 95 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				95 RICs consisting of 95 Portfolios	BlackRock Kelso Capital Corp. (business development company)

ANNUAL REPORT	JULY 31, 2011	59

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, US Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.

				95 RICs consisting of 95 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

				95 RICs consisting of 95 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011

Senior Managing Director, BlackRock, Inc., and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005; Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the Investment Management and Mutual Fund Processing businesses from 1996 to 1998 and Head of PNC’s Mergers & Acquisitions unit from 1992 to 1998; Member of PNC’s Corporate Asset-Liability Committee and Marketing Committees from 1992 to 1998; Chief Financial Officer of PNC’s eastern operations from 1991 to 1992; Senior Vice President of First Fidelity Bancorporation, responsible for the Corporate Finance, Asset-Liability Committee, and Mergers & Acquisitions functions from 1986 to 1991.

			95 RICs consisting of 95 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			162 RICs consisting of 293 Portfolios	None

[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

60	ANNUAL REPORT	JULY 31, 2011

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Funds Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011

Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]

Managing Director of BlackRock, Inc. since 2000; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s US Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P.-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Funds serve at the pleasure of the Board of Directors.

[2]	Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor

BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC
Princeton, NJ 08540

Custodians

State Street Bank and Trust Company[3]
Boston, MA 02101

The Bank of New York Mellon[4]
New York, NY 10286

Transfer Agents

Common Shares:

Computershare Trust Company, N.A. [3]
Providence, RI 02490

BNY Mellon Shareowner Services[4]
Jersey City, NJ 07310

AMPS Auction Agent

BNY Mellon Shareowner Services Jersey City, NJ 07310

VRDP Tender and Paying Agent

The Bank of New York Mellon New York, NY 10289

VRDP Remarketing Agent

Citigroup Global Markets Inc. New York, NY 10179

Accounting Agent

State Street Bank and Trust Company Boston, MA 02116

Independent Registered Public Accounting Firm

Deloitte & Touche LLP Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

Address of the Funds

100 Bellevue Parkway Wilmington, DE 19809

[3]	For MUE, MCA and MYI.

[4]	For MYM and MYN.

Effective April 14, 2011, Michael J. Castellano became Director of the Funds and Member of the Audit Committee.

Effective July 28, 2011, Richard S. Davis resigned as Director of the Funds, and Paul L. Audet became Director of the Funds.

ANNUAL REPORT	JULY 31, 2011	61

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 28, 2011 for shareholders of record on May 31, 2011 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	17,441,209	487,265	0	17,439,099	489,375	0	17,436,092	492,382	0
MCA	27,843,603	931,501	0	27,759,460	1,015,644	0	27,811,765	963,339	0
MYM	9,936,504	386,628	0	9,936,794	386,338	0	9,936,794	386,338	0
MYN	32,095,337	1,051,678	0	31,959,190	1,187,825	0	32,187,240	959,775	0
MYI	59,857,132	2,020,552	0	59,564,552	2,313,132	0	59,648,356	2,229,328	0

	Frank J. Fabozzi[1]			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	2,234	5	0	17,428,792	499,682	0	17,423,900	504,574	0
MCA	1,375	0	0	27,621,850	1,153,254	0	27,650,379	1,124,725	0
MYM	668	70	0	9,900,954	422,178	0	9,926,765	396,367	0
MYN	2,068	402	0	31,792,195	1,354,820	0	32,068,498	1,078,517	0
MYI	2,549	35	0	59,591,252	2,286,431	0	59,738,498	2,139,186	0

	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain

MUE	17,441,191	487,283	0	17,437,676	490,798	0	17,433,923	494,551	0
MCA	27,774,157	1,000,947	0	27,702,395	1,072,709	0	27,836,956	938,148	0
MYM	9,933,084	390,048	0	9,925,144	397,988	0	9,933,374	389,758	0
MYN	32,267,141	879,874	0	31,965,634	1,181,381	0	32,129,590	1,017,425	0
MYI	59,894,606	1,983,078	0	59,797,889	2,079,795	0	59,651,457	2,226,227	0

	W. Carl Kester[1]			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	2,234	5	0	17,443,791	484,683	0
MCA	1,375	0	0	27,732,448	1,042,656	0
MYM	668	70	0	9,899,334	423,798	0
MYN	2,068	402	0	32,255,358	891,657	0
MYI	2,549	35	0	59,918,093	1,959,591	0

[1]	Voted on by holders of preferred shares only.

62	ANNUAL REPORT	JULY 31, 2011

Additional Information (continued)

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On June 10, 2010, the Manager announced that MUE, MCA and MYI received demand letters from a law firm on behalf of MUE’s, MCA’s and MYI’s Common Shareholders. The demand letter alleges that the Manager and MUE’s, MCA’s and MYI’s officers and Board of Directors (the “Board”) breached their fiduciary duties by redeeming at par certain of MUE’s, MCA’s and MYI’s Preferred Shares, and demanded that the Board take action to remedy those alleged breaches. In response to the demand letter, the Board established a Demand Review Committee (the “Committee”) of the Independent Directors to investigate the claims made in the demand letter with the assistance of independent counsel. Based upon its investigation, the Committee recommended that the Board reject the demand specified in the demand letter. After reviewing the findings of the Committee, the Board unanimously adopted the Committee’s recommendation and unanimously voted to reject the demand.

On August 11, 2010, the Manager announced that a shareholder derivative complaint was filed on August 3, 2010 in the Supreme Court of the State of New York, New York County with respect to MCA and MYI, which had previously received a demand letter from a law firm on behalf of each fund’s common shareholders. The complaint was filed against the Manager, BlackRock, Inc., MCA, MYI and certain of the directors, officers and portfolio managers (collectively, the “BlackRock Parties”) in connection with the redemption of auction-market preferred shares, auction rate preferred securities, auction preferred shares and auction rate securities (collectively, “AMPS”). The complaint alleges, among other things, that the BlackRock Parties breached their fiduciary duties to the common shareholders of MCA and MYI (the “Shareholders”) by redeeming AMPS at their liquidation preference and alleges that such redemptions caused losses to the Shareholders. The plaintiffs are seeking monetary damages for the alleged losses suffered and to enjoin MCA and MYI from future redemptions of AMPS at their liquidation preference. The BlackRock Parties believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

ANNUAL REPORT	JULY 31, 2011	63

Additional Information (continued)

General Information (concluded)

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

64	ANNUAL REPORT	JULY 31, 2011

Additional Information (continued)

Board Approvals

On September 1, 2010, the Board of each Fund approved changes to certain investment policies of the Funds.

Historically, under normal market conditions, each Fund has been required to invest at least 80% of its assets in municipal bonds either (i) insured under an insurance policy purchased by the Fund or (ii) insured under an insurance policy obtained by the issuer of the municipal bond or any other party. In September 2008, the Funds adopted an amended investment policy of purchasing only municipal bonds insured by insurance providers with claims-paying abilities rated investment grade at the time of investment (the “Insurance Investment Policy”).

Following the onset of the credit and liquidity crises, the claims-paying ability rating of most of the municipal bond insurance providers was lowered by the rating agencies. These downgrades called into question the long-term viability of the municipal bond insurance market, which had the potential to severely limit the ability of the Manager to manage the Funds under the Insurance Investment Policy.

As a result, on September 1, 2010, the Manager recommended, and the Boards approved, the removal of the Insurance Investment Policy. As a result of this investment policy change, the Funds are not required to dispose of assets currently held within the Funds. The Funds will maintain, and have no current intention to amend, their investment policy of, under normal market conditions, generally investing in municipal obligations rated investment grade at the time of investment.

As each Fund increases the amount of its assets that are invested in municipal obligations that are not insured, the Fund’s shareholders will be exposed to the risk of the failure of such securities’ issuers to pay interest and repay principal and will not have the benefit of protection provided under municipal bond insurance policies. As a result, shareholders will be more dependent on the analytical ability of the Manager to evaluate the credit quality of issuers of municipal obligations in which the Fund invests. The Boards believe that the amended investment policy is in the best interests of each Fund and its shareholders because it believes that the potential benefits from increased flexibility outweigh the potential increase in risk from the lack of insurance policies provided by weakened insurance providers. Of course, the new investment policy cannot assure that each Fund will achieve its investment objective.

As disclosed in each Fund’s prospectus, each Fund is required to provide shareholders 60 days notice of a change to the Insurance Investment Policy. Accordingly, a notice describing the changes discussed above was mailed to shareholders of record as of September 1, 2010. The new investment policy took effect on November 9, 2010. The Manager has been gradually repositioning each Fund’s portfolios over time, and during such period, each Fund may continue to hold a substantial portion of its assets in insured municipal bonds. At this time, the repositioning of each Fund’s portfolio is still taking place, and the Funds will continue to be subject to risks associated with investing a substantial portion of their assets in insured municipal bonds until the repositioning is complete. No action is required by shareholders of the Funds in connection with this change.

In connection with this change in non-fundamental policy, each of the Funds underwent a name change to reflect its new portfolio characteristics. Each Fund continues to trade on the New York Stock Exchange under its current ticker symbol.

The approved changes did not alter any Fund’s investment objective.

ANNUAL REPORT	JULY 31, 2011	65

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

66	ANNUAL REPORT	JULY 31, 2011

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in short-term dividend rates of the AMPS, currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#MHMYINS5-7/11

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield New York Quality Fund, Inc.	$34,400	$33,400	$4,700	$3,500	$19,100	$6,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 The nature of the services includes a review of the Fund’s compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield New York Quality Fund, Inc.	$23,800	$20,377

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2011.

(a)(1)

The registrant is managed by a team of investment professionals comprised of Timothy Browse, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Browse, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2004, 2006 and 2006, respectively.

Portfolio Manager	Biography
Timothy Browse	Director of BlackRock since 2008; Vice President of BlackRock, Inc. from 2006 to 2007; Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006.
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of July 31, 2011:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Timothy Browse	13	0	0	0	0	0
	$2.65 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	65	0	0	0	0	0
	$20.02 Billion	$0	$0	$0	$0	$0
Walter O’Connor	64	0	0	0	0	0
	$18.86 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock, Inc. has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock, Inc. has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock, Inc. furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock, Inc. may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, Inc., or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock, Inc. recommends to the Fund.  BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock, Inc. with respect to the same securities.  Moreover, BlackRock, Inc. may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock, Inc. owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock, Inc. purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock, Inc. attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock, Inc. with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of July 31, 2011:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks include the following:

Portfolio Manager	Benchmarks Applicable to Each Manager
Theodore R. Jaeckel, Jr. Walter O’Connor	A combination of market-based indices (e.g., Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.
Timothy T. Browse	A combination of the MSCI EAFE Index and other relevant peer groups.

Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.

Performance of fixed income funds is measured on both a pre-tax and after-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. With respect to the performance of the other listed Index and Multi-Asset Funds, performance is measured on, among other things, a pre-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options. Messrs. Browse, Jaeckel and O’Connor have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of July 31, 2011.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Timothy Browse	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield New York Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield New York Quality Fund, Inc.

Date: October 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield New York Quality Fund, Inc.

Date: October 4, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield New York Quality Fund, Inc.

Date: October 4, 2011